As filed with the Securities and Exchange Commission on July 29, 2009

Securities Act File No. 333-99389

Investment Company Act File No. 811-21199

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 8	☒
(Check appropriate box or boxes)

WCMA® TREASURY FUND

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): 1-800-221-7210

Anne F. Ackerley

WCMA® Treasury Fund

40 East 52nd Street

New York, New York 10022

United States of America

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Laurin Blumenthal Kleiman, Esq.	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

Master Treasury LLC also has executed this Registration Statement.

WCMA® Government Securities Fund

WCMA® Money Fund

WCMA® Tax-Exempt Fund

WCMA® Treasury Fund

PROSPECTUS  |  JULY 29, 2009

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information
	Key Facts About the Funds	4
	Government Fund	4
	Money Fund	8
	Tax-Exempt Fund	11
	Treasury Fund	15

Details About the Funds	How Each Fund Invests	18
	Investment Risks	21

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	WCMA Multiple Class Structure	24
	How to Choose the Share Class That Bests Suits Your Needs	25
	How to Buy, Sell and Transfer Shares	25
	Funds’ Rights	27
	Short-Term Trading Policy	27
	Distribution Plans	27
	Master/Feeder Structure	28

Management of the Funds	Information about BlackRock
	BlackRock	30
	Conflicts of Interest	31
	Valuation of Fund Investments	32
	Dividends, Distributions and Taxes	33

Financial Highlights	Financial Performance of the Funds	34

General Information	Shareholder Documents	42
	Certain Fund Policies	42
	Statement of Additional Information	43

Glossary	Glossary of Investment Terms	44

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About the Funds

This prospectus provides information about WCMA®Government Securities Fund (the “Government Fund”), WCMA®Money Fund (the “Money Fund”), WCMA®Tax-Exempt Fund (the “Tax-Exempt Fund”) and WCMA® Treasury Fund (the “Treasury Fund”). The Government Fund, the Money Fund, the Tax-Exempt Fund and the Treasury Fund may be individually referred to in this prospectus as a “Fund” and are collectively referred to in this prospectus as the “Funds”.

Each of the Government Fund, the Money Fund, the Tax-Exempt Fund and the Treasury Fund is a “feeder fund” that invests all of its assets in a corresponding “master” fund (a “Master LLC”), a mutual fund that has the same objectives and strategies as the applicable feeder fund. All investments will be made at the Master LLC level. This structure is sometimes called a “master/feeder” structure. The Government Fund invests all of its assets in Master Government Securities LLC (the “Government LLC”). The Money Fund invests all of its assets in Master Money LLC (the “Money LLC”). The Tax-Exempt Fund invests all of its assets in Master Tax-Exempt LLC (the “Tax-Exempt LLC”). The Treasury Fund invests all of its assets in Master Treasury LLC (the “Treasury LLC”). For simplicity, this prospectus uses the term “Fund” to include the applicable Master LLC in which a Fund invests.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock”). The Tax-Exempt Fund’s sub-adviser is BlackRock Investment Management, LLC (“BIM”), and each of the other Funds is sub-advised by BlackRock Institutional Management Corporation (“BIMC”). Where applicable, “BlackRock” refers also to each Fund’s sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the Fund’s section to read about important Fund facts. Also included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold face type in the text are defined in the Glossary section.

Government Fund

What is the Fund’s investment objective?

The investment objectives of the Government Fund are to seek preservation of capital, current income and liquidity.

What are the Fund’s main investment strategies?

The Government Fund tries to achieve its objectives by investing exclusively in a diversified portfolio made up only of short term U.S. Government securities with maturities of not more than 397 days (13 months), including variable rate securities, and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of various short term U.S. Government securities and repurchase agreements, as well as future interest rates. The Fund’s dollar-weighted average maturity will not exceed 90 days.

What are the main risks of investing in the Fund?

The Government Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Government Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) business account programs.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on U.S. Government securities

■	Are looking for preservation of capital

■	Are looking for current income and liquidity

Risk/Return Information

The chart and table shown below give you a picture of the Government Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

The information in the bar chart and table prior to March 20, 2003 (the Government Fund’s commencement of operations) is based upon the performance of the Government LLC’s initial feeder fund, CMA Government Securities Fund, which has the same investment objectives and policies as the Fund and is managed by the same portfolio management personnel. For the periods after March 20, 2003, the bar chart is based on the performance of the Government Fund’s Class 3 shares. The bar chart shows changes in the performance of the Government Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Government Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

Class 3

ANNUAL TOTAL RETURNS

Government Fund As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.48% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.05% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2009 was 0.01%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
Government Fund
Class 1	0.52%	1.75%	2.05%
Class 2	1.00%	2.27%	2.56%
Class 3	1.28%	2.59%	2.87%
Class 4	1.28%	2.59%	2.87%
[1]

The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Government Securities Fund. The returns for each class of the Government Fund’s shares, however, reflect the management, distribution and service (12b-1) fees and other expenses applicable to that class of shares after giving effect to the fee waiver.

Yield Information

The yield on the Government Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of the Government Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Class 1	Class 2	Class 3	Class 4
WCMA Account Annual Fee[1]	$300	$300	$300	$300

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):[2]
Management Fee[3]	0.195%	0.195%	0.195%	0.195%
Distribution and/or Service (12b-1) Fees	1.000%[4]	0.675%	0.375%	0.375%
Other Expenses[5,6]	0.425%	0.380%	0.380%	0.370%
Total Annual Fund Operating Expenses	1.62%[4]	1.25%	0.95%	0.94%
Less Fee Waiver and/or Expense Reimbursement	—	(0.32%)[7]	(0.34%)[7]	(0.33%)[7]
Net Annual Fund Operating Expenses[8]	1.62%	0.93%	0.61%	0.61%
[1]	Merrill Lynch charges this annual account fee to WCMA service subscribers. Other programs may charge different or higher fees.
[2]	The fees and expenses shown in the tables and the example that follows include both the expenses of the Government Fund and the Government Fund’s share of the Government LLC's allocated expenses.
[3]	Paid by the Government LLC. See “Management of the Funds — BlackRock” for additional information.
[4]

Class 1 shares did not pay a portion of Class 1 distribution fees during the fiscal year ended March 31, 2009. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

[5]

Includes administration fees, which are payable by the Government Fund to BlackRock, as the Government Fund's administrator at the annual rate of 0.25% of the Government Fund's average daily net assets.

[6]

Effective May 1, 2009 the Government Fund elected not to continue participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Treasury Guarantee Program”). Other Expenses have been restated to deduct the amount of the non-recurring Treasury Guarantee Program participation fees paid through March 31, 2009.

[7]

With respect to Class 2, Class 3 and Class 4 shares, BlackRock and the Fund’s distributor entered into a contractual arrangement to waive and/or reimburse a portion of the Government Fund’s direct fees and expenses to ensure that the net expenses for the Government Fund’s (i) Class 2 shares are 0.32% higher than that of the Government LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares are equal to that of the Government LLC’s initial feeder fund until August 1, 2010.

[8]

In addition to the contractual arrangement described in footnote (7) above, BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Government Fund to maintain a minimum daily net investment income dividend. These waivers and/or reimbursements may be discontinued at any time without notice. Taking into account these voluntary waivers and/or reimbursements of fees, the Net Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Government Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years		5 Years		10 Years
Class 1	$165	$511		$881		$1,922
Class 2	$95	$365	[1]	$656	[1]	$1,483	[1]
Class 3	$62	$269	[1]	$492	[1]	$1,135	[1]
Class 4	$62	$267	[1]	$488	[1]	$1,124	[1]
[1]

These expenses do not reflect the continuation of the contractual expense limitation agreement beyond the first year. As stated in footnote (7) to the Annual Fund Operating Expenses table above, this arrangement continues through August 1, 2010.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

Money Fund

What is the Fund’s investment objective?

The investment objectives of the Money Fund are to seek current income, preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of U.S. dollar-denominated short term securities with maturities of not more than 397 days (13 months). These securities consist primarily of short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset backed commercial paper, corporate notes and repurchase agreements. The Fund also may invest in obligations of domestic and foreign banks and other short term debt securities issued by U.S. and foreign entities. The Fund may invest up to 25% of its total assets in foreign bank money instruments. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Other than U.S. Government and certain U.S. Government agency securities and certain securities issued by U.S. Government sponsored enterprises or instrumentalities, the Money Fund only invests in short term securities that have one of the two highest short term ratings from a nationally recognized rating agency or unrated instruments that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in the Fund?

The Money Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value per share for amounts that they held in the Fund as of September 19, 2008, subject to the terms of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Treasury Guarantee Program”), which is set to expire on September 18, 2009. According to the U.S. Treasury Department, the Treasury Guarantee Program will not be extended beyond that date.

■

Asset-Backed Securities Risk — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■

Foreign Securities Risk — Foreign securities risk is the risk that the Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Repurchase Agreement and Purchase and Sale Contract Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■

Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

■	Variable and Floating Rate Instrument Risk — The absence of an active market for these securities could make it difficult for a Fund to dispose of them if the issuer defaults.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Money Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) business account programs.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals such as for cash reserves, and want to focus on short term securities

■	Are looking for preservation of capital

■	Are looking for current income and liquidity

Risk/Return Information

The chart below and the table on the following page give you a picture of the Money Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

The information in the bar chart and table prior to March 20, 2003 (the Money Fund’s commencement of operations) is based upon the performance of the Money LLC’s initial feeder fund, CMA Money Fund, which has the same investment objectives and policies as the Fund and is managed by the same portfolio management personnel. For the periods after March 20, 2003, the bar chart is based on the performance of the Money Fund’s Class 3 shares. The bar chart shows changes in the performance of the Money Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Money Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

Class 3

ANNUAL TOTAL RETURNS

Money Fund As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.53% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.14% (quarter ended March 31, 2004). The year-to-date return as of June 30, 2009 was 0.28%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
Money Fund
Class 1	1.80%	2.23%	2.66%
Class 2	2.45%	2.80%	3.09%
Class 3	2.79%	3.13%	3.27%
Class 4	2.79%	3.13%	3.27%
[1]

The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Money Fund. The returns for each class of the Fund’s shares, however, reflect the management, distribution and service (12b-1) fees and other expenses applicable to that class of shares after giving effect to the fee waiver.

Yield Information

The yield on the Money Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of the Money Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Class 1	Class 2	Class 3	Class 4
WCMA Account Annual Fee[1]	$300	$300	$300	$300

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):[2]
Management Fee[3]	0.129%	0.129%	0.129%	0.129%
Distribution and/or Service (12b-1) Fees	1.000%	0.675%	0.375%	0.375%
Other Expenses[4,5]	0.401%	0.356%	0.346%	0.346%
Total Annual Fund Operating Expenses	1.53%	1.16%	0.85%	0.85%
Less Fee Waiver and/or Expense Reimbursement	—	(0.27%)[6]	(0.28%)[6]	(0.28%)[6]
Net Annual Fund Operating Expenses[7]	1.53%	0.89%	0.57%	0.57%
[1]	Merrill Lynch charges this annual program fee to WCMA service subscribers. Other programs may charge different or higher fees.
[2]	The fees and expenses shown in the tables and the example that follows include both the expenses of the Money Fund and the Money Fund’s share of the Money LLC's allocated expenses.
[3]	Paid by the Money LLC. See “Management of the Funds — BlackRock” for additional information.
[4]	Includes administration fees, which are payable by the Money Fund to BlackRock, as the Money Fund's administrator, at the annual rate of 0.25% of the Money Fund's average daily net assets.
[5]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[6]

With respect to Class 2, Class 3 and Class 4 shares, BlackRock and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of the Money Fund’s direct fees and expenses to ensure that the net expenses for the Money Fund’s (i) Class 2 shares are 0.32% higher than that of the Money LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares are equal to that of the Money LLC’s initial feeder fund until August 1, 2010.

[7]

In addition to the contractual arrangement described in footnote (6) above, BlackRock and the Fund’s distributor voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Money Fund to maintain a minimum daily net investment income dividend. These waivers and/or reimbursements may be discontinued at any time without notice. Taking into account these voluntary waivers and/or reimbursements of fees, the Net Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Money Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years		5 Years		10 Years
Class 1	$156	$483		$834		$1,824
Class 2	$91	$342	[1]	$612	[1]	$1,385	[1]
Class 3	$58	$243	[1]	$444	[1]	$1,023	[1]
Class 4	$58	$243	[1]	$444	[1]	$1,023	[1]
[1]

These expenses do not reflect the continuation of the contractual expense limitation agreement beyond the first year. As stated in footnote (6) to the Annual Fund Operating Expenses table on the previous page, this arrangement continues through August 1, 2010.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

Tax-Exempt Fund

What is the Fund’s investment objective?

The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term securities have maturities that are longer than 397 days but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax). The Fund also may invest up to 20% of its assets in short term municipal securities. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Fund does not presently intend to invest more than 25% of its total assets in securities of issuers located in a single state.

What are the main risks of investing in the Fund?

The Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

An investment in the Tax-Exempt Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value per share for amounts that they held in the Fund as of September 19, 2008, subject to the terms of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Treasury Guarantee Program”), which is set to expire on September 18, 2009. According to the U.S. Treasury Department, the Treasury Guarantee Program will not be extended beyond that date.

■

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Insurance Risk — The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of the insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result, among other things, of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such insurers’ continued ability to perform their obligations under such insurance if they are called upon to do so in the future has been called into question.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rate than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal Derivatives Risk — Investment in variable rate demand obligations or short term municipal derivatives involves credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) business account programs.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

■	Are seeking current income that is exempt from Federal income tax

■	Are looking for preservation of capital

■	Are looking for liquidity

Risk/Return Information

The chart and table below give you a picture of the Tax-Exempt Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

The information in the bar chart and table prior to March 20, 2003 (the Tax-Exempt Fund’s commencement of operations) is based upon the performance of the Tax-Exempt LLC’s initial feeder fund, CMA Tax-Exempt Fund, which has the same investment objectives and policies as the Fund and is managed by the same portfolio management personnel. For the periods after March 20, 2003, the bar chart is based on the performance of the Tax-Exempt Fund’s Class 3 shares. The bar chart shows changes in the performance of the Tax-Exempt Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Tax-Exempt Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

Class 3

ANNUAL TOTAL RETURNS

Tax-Exempt Fund As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.12% (quarter ended March 31, 2004). The year-to-date return as of June 30, 2009 was 0.11%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
Tax-Exempt Fund
Class 1	0.80%	1.19%	1.45%
Class 2	1.38%	1.72%	1.87%
Class 3	1.75%	2.09%	2.06%
Class 4	1.75%	2.09%	2.06%
[1]

The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Tax-Exempt Fund. The returns for each class of the Tax-Exempt Fund’s shares, however, reflect the management, distribution and service (12b-1) fees and other expenses applicable to that class of shares after giving effect to the fee waiver.

Yield Information

The yield on the Tax-Exempt Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of the Tax-Exempt Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Class 1	Class 2	Class 3	Class 4
WCMA Account Annual Fee[1]	$300	$300	$300	$300

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):[2]
Management Fee[3]	0.132%	0.132%	0.132%	0.132%
Distribution and/or Service (12b-1) Fees	1.000%[4]	0.675%[4]	0.375%	0.375%[4]
Other Expenses[5,6]	0.438%	0.413%	0.393%	0.403%
Total Annual Fund Operating Expenses	1.57%[4]	1.22%[4]	0.90%	0.91%[4]
Less Fee Waiver and/or Expense Reimbursement	—	(0.31%)[7]	(0.34%)[7]	(0.35%)[7]
Net Annual Fund Operating Expenses[8]	1.57%	0.91%	0.56%	0.56%
[1]	Merrill Lynch charges this annual account fee to WCMA service subscribers. Other programs may charge different or higher fees.
[2]	The fees and expenses shown in the tables and the example that follows include both the expenses of the Tax-Exempt Fund and the Tax-Exempt Fund’s share of the Tax-Exempt LLC's allocated expenses.
[3]	Paid by the Tax-Exempt LLC. See “Management of the Funds — BlackRock” for additional information.
[4]

Class 1, Class 2 and Class 4 shares did not pay a portion of their respective distribution fee during the fiscal year ended March 31, 2009. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

[5]

Includes administration fees, which are payable by the Tax-Exempt Fund to BlackRock, as the Tax-Exempt Fund's administrator, at the annual rate of 0.25% of the Tax-Exempt Fund's average daily net assets.

[6]

Other Expenses have been restated to reflect the accrual of Treasury Guarantee Program participation fees from August 1, 2009 through the Treasury Guarantee Program’s expiration on September 18, 2009 and to deduct all participation fees accrued in the prior fiscal year since those fees are non-recurring. The Fund has paid fees in the aggregate amount of 0.04% of the Fund’s net asset value as of September 19, 2008 to participate in the Treasury Guarantee Program.

[7]

With respect to Class 2, Class 3 and Class 4 shares, BlackRock and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of the Tax-Exempt Fund’s direct fees and expenses to ensure that the net expenses for the Tax-Exempt Fund’s (i) Class 2 shares are 0.35% higher than that of the Tax-Exempt LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares are equal to that of the Tax-Exempt LLC’s initial feeder fund until August 1, 2010.

[8]

In addition to the contractual arrangement described in footnote (7) above, BlackRock and the Fund’s distributor voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Tax-Exempt Fund to maintain a minimum daily net investment income dividend. These waivers and/or reimbursements may be discontinued at any time without notice. Taking into account these voluntary waivers and/or reimbursements of fees, the Net Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years		5 Years		10 Years
Class 1	$160	$496		$855		$1,867
Class 2	$93	$357	[1]	$641	[1]	$1,450	[1]
Class 3	$57	$253	[1]	$465	[1]	$1,077	[1]
Class 4	$57	$255	[1]	$470	[1]	$1,087	[1]
[1]

These expenses do not reflect the continuation of the contractual expense limitation agreement beyond the first year. As stated in footnote (7) to the Annual Fund Operating Expenses table on the previous page, this arrangement continues through August 1, 2010.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

Treasury Fund

What is the Fund’s investment objective?

The investment objectives of the Treasury Fund are to seek preservation of capital, liquidity and current income.

What are the Fund’s main investment strategies?

The Treasury Fund tries to achieve its objectives by investing exclusively in a diversified portfolio made up only of short term U.S. Treasury securities with maturities of not more than 397 days (13 months) that are direct obligations of the U.S. Treasury. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates. The Fund’s dollar-weighted average maturity will not exceed 90 days.

What are the main risks of investing in the Fund?

The Treasury Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

■

Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

For additional information about the Fund’s risks, see “Investment Risks” below.

Who should invest?

Shares of the Treasury Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) business account programs.

The Fund may be an appropriate investment for you if you:

■	Are investing with short term goals, such as for cash reserves, and want to focus on U.S. Treasury securities

■	Are looking for preservation of capital

■	Are looking for current income and liquidity

Risk/Return Information

The chart and table below give you a picture of the Treasury Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions.

The information in the bar chart and table prior to March 20, 2003 (the Treasury Fund’s commencement of operations) is based upon the performance of the Treasury LLC’s initial feeder fund, CMA Treasury Fund, which has the same investment objectives and policies as the Fund and is managed by the same portfolio management personnel. For the periods after March 20, 2003, the bar chart is based on the performance of the Treasury Fund’s Class 3 shares. The bar chart shows changes in the performance of the Treasury Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Treasury Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

Class 3

ANNUAL TOTAL RETURNS

Treasury Fund As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.40% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended December 31, 2008). The Treasury Fund’s year-to-date return as of June 30, 2009 was 0.02%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
Treasury Fund
Class 1	0.44%	1.62%	2.17%
Class 2	0.86%	2.09%	2.52%
Class 3	1.17%	2.44%	2.71%
Class 4	1.17%	2.44%	2.71%
[1]

The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Treasury Fund. The returns for each class of the WCMA Treasury Fund’s shares, however, reflect the management, distribution and service (12b-1) fees and other expenses applicable to that class of shares after giving effect to the fee waiver.

Yield Information

The yield on the Treasury Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. The Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain the Fund’s current 7-day yield, call (800) 221-7210.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of the Treasury Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment):	Class 1	Class 2	Class 3	Class 4
WCMA Account Annual Fee[1]	$300	$300	$300	$300

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):[2]
Management Fee[3]	0.143%	0.143%	0.143%	0.143%
Distribution and/or Service (12b-1) Fees	1.000%[4]	0.675%	0.375%	0.375%
Other Expenses[5,6]	0.367%	0.332%	0.332%	0.332%
Total Annual Fund Operating Expenses	1.51%[4]	1.15%	0.85%	0.85%
Less Fee Waiver and/or Expense Reimbursement	—	(0.25%)[7]	(0.30%)[7]	(0.30%)[7]
Net Annual Fund Operating Expenses[8]	1.51%	0.90%	0.55%	0.55%
[1]	Merrill Lynch charges this annual fee to WCMA service subscribers. Other programs may charge different or higher fees.
[2]	The fees and expenses shown in the tables and the example that follows include both the expenses of the Treasury Fund and the Treasury Fund’s share of the Treasury LLC's allocated expenses.
[3]	Paid by the Treasury LLC. See “Management of the Funds — BlackRock” for additional information.
[4]

Class 1 shares did not pay a portion of Class 1 distribution fees during the fiscal year ended March 31, 2009. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

[5]	Includes administration fees, which are payable by the Treasury Fund to BlackRock, as the Treasury Fund's administrator, at the annual rate of 0.25% of the Treasury Fund's average daily net assets.
[6]

Effective May 1, 2009 the Treasury Fund elected not to continue participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Treasury Guarantee Program”). Other Expenses have been restated to deduct the amount of the non-recurring Treasury Guarantee Program participation fees paid through March 31, 2009.

[7]

With respect to Class 2, Class 3 and Class 4 shares, BlackRock and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of the Treasury Fund’s direct fees and expenses to ensure that the net expenses for the Treasury Fund’s (i) Class 2 shares are 0.35% higher than that of the Treasury LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares are equal to that of the Treasury LLC’s initial feeder fund until August 1, 2010.

[8]

In addition to the contractual arrangement described in footnote (7) above, BlackRock and the Fund’s distributor voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Treasury Fund to maintain a minimum daily net investment income dividend. These waivers and/or reimbursements may be discontinued at any time without notice. Taking into account these voluntary waivers and/or reimbursements of fees, the Net Annual Fund Operating Expenses may be lower than shown in the table.

Example:

This example is intended to help you compare the cost of investing in the Treasury Fund with the cost of investing in other money market funds. We are assuming an initial investment of $10,000 and a 5% total return each year with no changes in operating expenses. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years		5 Years		10 Years
Class 1	$154	$477		$824		$1,802
Class 2	$92	$341	[1]	$609	[1]	$1,375	[1]
Class 3	$56	$241	[1]	$442	[1]	$1,021	[1]
Class 4	$56	$241	[1]	$442	[1]	$1,021	[1]
[1]

These expenses do not reflect the continuation of the contractual expense limitation agreement beyond the first year. As stated in footnote (7) to the Annual Fund Operating Expenses table on the previous page, this arrangement continues through August 1, 2010.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

Details About the Funds

How Each Fund Invests

Government Fund

Investment Goal:

The Government Fund seeks preservation of capital, current income and liquidity.

Investment Process:

In seeking to achieve the Fund’s objectives, Fund management varies the kinds of short term U.S. Government securities held in the Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell, as well as whether to enter into repurchase agreements, based on its assessment of their relative values and future interest rates.

Primary Investment Strategies:

The Government Fund tries to achieve its objectives by investing in a diversified portfolio of short term marketable securities that are direct U.S. Government obligations with maturities of not more than 397 days (13 months). This policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund also enters into repurchase agreements with banks and securities dealers that involve direct obligations of the U.S. Government.

The Government Fund may only invest in short term U.S. Government securities that are issued or guaranteed by U.S. Government entities and are backed by the full faith and credit of the United States, such as:

■	U.S. Treasury obligations

■	U.S. Government agency securities

■	Variable rate U.S. Government agency obligations, which have interest rates that reset periodically prior to maturity based on a specific index or interest rate

■	Short term U.S. Government securities with maturities of up to 397 days (13 months). The Fund’s dollar-weighted average maturity will not exceed 90 days

■	Repurchase agreements and purchase and sale contracts involving U.S. Government securities described above

Money Fund

Investment Goal:

The Money Fund seeks current income, preservation of capital, and liquidity.

Investment Process:

Fund management will vary the types of short term securities in the Fund’s portfolio, as well as the Fund’s average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative value of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur among similar kinds of securities.

Primary Investment Strategies:

The Money Fund tries to achieve its objectives by investing in a diversified portfolio of U.S. dollar denominated short term securities that mature or reset to a new interest rate within 13 months. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Other than U.S. government and certain U.S. government agency securities and certain securities issued by U.S. Government sponsored enterprises or instrumentalities, the Fund only invests in short term securities that have one of the two highest short term ratings from a nationally recognized rating agency or unrated instruments that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Among the short term securities or issuers the Fund may buy are:

■	U.S. Government Securities — debt securities issued by and/or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

■

U.S. Government Agency Securities — debt securities issued by and/or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the U.S. Government. These securities may not be backed by the full faith and credit of the United States.

■

U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association, the Tennessee Valley Authority or the Federal Housing Administration.

■

U.S. Government Sponsored Enterprises — private corporations sponsored by the Federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Association, the Student Loan Marketing Association or the Federal National Mortgage Association. Securities issued by these entities are generally not supported by the full faith and credit of the United States.

■	U.S. Government Instrumentalities — supranational entities sponsored by the U.S. and other governments, such as the World Bank or the Inter-American Development Bank.

■

Bank Money Instruments — obligations of commercial banks or other depository institutions, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits. The Fund may invest only in obligations of savings banks and savings and loan associations organized and operating in the United States. The obligations of commercial banks may be Eurodollar obligations or Yankeedollar obligations. The Fund may invest in Eurodollar obligations only if they, by their terms, are general obligations of the U.S. parent bank. The Fund also may invest up to 25% of its total assets in bank money instruments issued by foreign depository institutions and their foreign branches and subsidiaries.

■	Commercial Paper — obligations, usually of nine months or less, issued by corporations, securities firms and other businesses for short term funding.

■	Short Term Obligations — corporate or foreign government debt and asset-backed securities with a period of 397 days or less remaining to maturity.

■

Floating Rate Obligations — obligations of government agencies, corporations, depository institutions or other issuers that periodically or automatically reset their interest rate to reflect a current market rate, such as the Federal Funds rate or a bank’s prime rate, or the level of an interest rate index, such as London Interbank Offered Rate (“LIBOR”) (a well-known short-term interest rate index).

■	Insurance Company Obligations — short-term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.

■	Master Notes — variable principal amount demand instruments issued by securities firms and other corporate issuers.

■

Repurchase Agreements and Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. In a repurchase agreement the Fund buys a security from another party, which agrees to buy it back at an agreed upon time and price. The Fund may invest in repurchase agreements involving the money market securities described above. Purchase and sale contracts are similar to repurchase agreements, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Tax-Exempt Fund

Investment Goal:

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Investment Process:

Fund management will seek to keep the Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

Primary Investment Strategies:

The Tax-Exempt Fund tries to achieve its objectives by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax).

The securities in which the Tax-Exempt Fund invests mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 13 months or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

Among the short term tax-exempt securities the Fund may buy are:

■	Tax-Exempt Notes — short term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

■	Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

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Tax-Exempt Bonds — long term tax-exempt securities. The Fund will only invest in long term tax-exempt bonds that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time. The Fund may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

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Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund may invest up to 20% of its assets in short term municipal securities. The Fund may also invest in municipal securities that are secured by insurance.

■

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Fund also may buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Treasury Fund

Investment Goal:

The Treasury Fund seeks preservation of capital, liquidity and current income.

Investment Process:

In seeking to achieve the Fund’s objectives, management varies the kinds of short term U.S. Treasury securities held in the Fund’s portfolio and its average maturity. Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates.

Primary Investment Strategies:

The Treasury Fund tries to achieve its objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Treasury. This policy is a non-fundamental policy of the Treasury Fund and may not be changed without at least 60 days’ prior notice to shareholders.

The Treasury Fund may invest in short term U.S. Treasury securities with maturities of up to 397 days (13 months). The Fund’s dollar-weighted average maturity will not exceed 90 days.

Other Strategies Applicable to All Funds (except as noted below):

In addition to the primary strategies discussed above, each Fund may use certain other investment strategies, including the following:

■	Affiliated Money Market Funds (Money Fund) — The Money Fund may invest uninvested cash balances in affiliated money market funds.

■	Borrowing — Each Fund may borrow only to meet redemptions.

■

Illiquid/Restricted Securities (Money Fund, Tax-Exempt Fund) — The Money Fund and the Tax-Exempt Fund may invest up to 10% of their net assets in illiquid securities that they cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e. Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

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Municipal Lease Obligations (Tax-Exempt Fund) — Municipal lease obligations are participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

■	Other Eligible Investments (Money Fund) — The Money Fund may invest in other money market instruments permitted by the Securities and Exchange Commission (“SEC”) rules governing money market funds.

■

Reverse Repurchase Agreements (Money Fund) — In a reverse repurchase agreement, the Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may engage in reverse repurchase agreements involving the securities described herein.

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Securities Lending (Money Fund) — The Money Fund may lend securities with a value of up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

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Short Term Tax-Exempt Derivatives (Tax-Exempt Fund) — Short term tax-exempt derivatives are a variety of securities that generally represent the Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

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Variable Rate Demand Obligations (“VRDOs”) (Money Fund) — VRDOs are floating rate securities that combine an interest in a long term bond with a right to demand payment periodically or on notice. The Money Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation.

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When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Notwithstanding the preceding statements, Money Fund and Tax-Exempt Fund shareholders will be guaranteed to receive $1.00 net asset value per share for amounts that they held in the Fund as of September 19, 2008 subject to the terms of the Treasury Guarantee Program, which is set to expire on September 18, 2009. According to the U.S. Treasury Department, the Treasury Guarantee Program will not be extended beyond that date. Please see “Management of the Funds — Valuation of Fund Investments” for additional information.

Main Risks of Investing in the Funds:

Asset-Backed Securities Risk (Money Fund) — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to prepayment risk and extension risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall.

Credit Risk (Government Fund, Money Fund, Tax-Exempt Fund) — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Foreign Securities Risk (Money Fund) — The Money Fund may invest in U.S. dollar denominated money market instruments and other U.S. dollar denominated short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that can increase the chances that the Money Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Income Risk — A Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Insurance Risk (Tax-Exempt Fund) — The Tax-Exempt Fund may purchase municipal securities that are secured by insurance. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of an insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Repurchase Agreement and Purchase and Sale Contract Risk (Government Fund, Money Fund) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Taxability Risk (Tax-Exempt Fund) — The Tax-Exempt Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Tax-Exempt Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Tax-Exempt Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or may otherwise prevent the Tax-Exempt Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Tax-Exempt Fund.

Treasury Obligations Risk (Government Fund, Money Fund, Treasury Fund) — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

U.S. Government Obligations Risk (Money Fund) — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable and Floating Rate Instrument Risk (Government Fund, Money Fund) — The absence of an active market for these securities could make it difficult for a Fund to dispose of them if the issuer defaults.

Variable Rate Demand Obligations and Municipal Derivatives Risk (Tax-Exempt Fund) — Investment in variable rate demand obligations or short term municipal derivatives involves credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

Illiquid Securities Risk (Money Fund, Tax-Exempt Fund) — If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Municipal Lease Obligations Risk (Tax-Exempt Fund) — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Tax-Exempt Fund’s loss.

Restricted Securities Risk (Money Fund, Tax-Exempt Fund) — Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, a Fund may as a result be unable to sell the securities.

Reverse Repurchase Agreement Risk (Money Fund) — Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

Rule 144A Securities Risk (Money Fund, Tax-Exempt Fund) — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending Risk (Money Fund) — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Term Tax-Exempt Derivatives Risk (Tax-Exempt Fund) — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Tax-Exempt Fund.

Unavailability of Tax-Exempt Securities Risk (Tax-Exempt Fund) —The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

Variable Rate Demand Obligations Risk (Money Fund) — When the Money Fund invests in variable rate demand obligations, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security.

When-Issued and Delayed Delivery Securities and Forward Commitment Risk — When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

WCMA Multiple Class Structure

Each Fund offers four classes of shares, each with its own ongoing fees, expenses and other features. Each share class represents an ownership interest in the investment portfolio of the corresponding Fund.

Investors must be eligible to own a particular class of shares. With certain exceptions, a new WCMA service subscriber account or other business account program is eligible to purchase and hold only Class 1 shares for an initial period not exceeding one month. Such period begins on the date the account is activated to purchase the Funds and ends on the first business day of the next month. Thereafter, the share class that an investor will be eligible to purchase or hold will be determined based on the investor’s tier assignment within the relevant service on each valuation date, which means at the end of the day on the last business day of every week, an account value will be calculated for each account and at the end of the month, these weekly values will be used to determine the average weekly account value. Tier assignment is based on the average weekly value of a subscriber’s service relationship. A subscriber’s average weekly service relationship value is currently determined by Merrill Lynch based on the average weekly asset balance of investments, cash, money funds, and/or maximum committed loan amounts held in the subscriber’s WCMA account, together with certain other factors, at the valuation date. If you want more information about the WCMA service or other business account program and tier assignment, please review the Business Investor Account SM (BIASM) Financial Service and Working Capital Management Account® (WCMA®) Financial Service Account Agreement and Program Description Booklet. Your Merrill Lynch Financial Advisor can help explain the WCMA tier for which you qualify and the share class that you are currently eligible to own.

Notwithstanding the value of a subscriber’s service relationship, a new or existing service subscriber who has either a commercial line of credit or a reducing revolver will be eligible to purchase and own only Class 3 shares of each Fund. In addition, accounts in an Investment Advisory Service, which means one of the managed money services (discretionary or nondiscretionary) made available from time to time by or through Merrill Lynch or an affiliated company, are eligible to own Class 4 shares of each Fund.

On each monthly valuation date, your WCMA service or other business program account relationship will be valued to determine to which WCMA tier your service account is assigned and, therefore, which class of shares of the Funds you are then eligible to own. If your tier assignment has changed, and as a result you are entitled to hold a different share class than you currently own, Fund shares in your account will convert automatically to the class you are then eligible to own on the first business day of the next month. This automatic monthly conversion will be made at net asset value of the two classes on the valuation date, without imposition of a transaction charge or exchange fee or loss of dividends, and will not be a taxable event for Federal income tax purposes. Beginning with the first day of each month, you will hold the class of shares that you are then eligible to own for such month, and any new shares that you acquire during such month, whether through the automatic sweep feature, manual purchases or dividend reinvestment, will be shares of the new class until the first business day of the next month.

In addition, shares purchased through reinvestment of dividends on the class held before the valuation date also will convert automatically to the different share class. The conversion of shares may be modified for investors that participate in certain fee based programs as described in the relevant service account agreement and program description.

The Funds’ shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

How to Choose the Share Class That Best Suits Your Needs

Each Fund currently offers Class 1, Class 2, Class 3 and Class 4 Shares. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. Each class is subject to ongoing distribution and service fees detailed in the table below under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Classes with lower expenses will have higher dividends relative to other share classes.

The tables below summarize the key features of the WCMA Funds’ multiple class structure.

Share Classes at a Glance

For subscribers in the WCMA service who do not have either a commercial line of credit or a reducing revolver:

	Class 1	Class 2	Class 3	Class 4
Who is Eligible to Own?[1]	Limited to tier 1 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be less than $100,000.	Limited to tier 2 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $100,000 to $999,999.	Limited to tier 3 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $1 million to $9,999,999.	Limited to certain eligible investors, including tier 4 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $10 million or more.
Automatic Conversion to Another Class of the Fund?	Yes. When your WCMA service relationship value is determined to be $100,000 or more.	Yes. When your WCMA service relationship value is determined to be either greater than $999,999 or less than $100,000.	Yes. When your WCMA service relationship value is determined to be either greater than $9,999,999 or less than $1 million.	Yes. When your WCMA service relationship value is determined to be less than $10 million.
Service and Distribution Fees	0.25% Annual Service Fee 0.75% Annual Distribution Fee.	0.25% Annual Service Fee 0.425% Annual Distribution Fee.	0.25% Annual Service Fee 0.125% Annual Distribution Fee.	0.25% Annual Service Fee 0.125% Annual Distribution Fee.
[1]

Each new subscriber account is eligible to purchase and hold only Class 1 shares for an initial period not exceeding one month. Such period begins on the account activation date and ends on the next conversion date.

For subscribers in the WCMA service who have either a commercial line of credit or a reducing revolver:

	Class 1	Class 2	Class 3	Class 4
Who Is Eligible to Own?	Not available.	Not available.	All investors.	Not available.
Automatic Conversion to Another Class of the Fund?	Not available.	Not available.	No.	Not available.
Service and Distribution Fees	Not available.	Not available.	0.25% Annual Service Fee 0.125% Annual Distribution Fee.	Not available.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through your financial professional or financial intermediary. Because the selection of a mutual fund involves many considerations, your financial professional may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of shares of the Fund at any time, for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the WCMA service or any other Merrill Lynch central asset account program at any time for any reason.

In addition, each Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

How to Buy Shares

	Your Choices	Information Important for You to Know
Initial Purchase	Determine the share class that you are eligible to own	Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read the prospectus carefully).
	Determine the amount of your investment	There is no minimum initial investment for a Fund’s shares, but the minimum for the WCMA service and other business account program is $20,000 in cash and/or securities.
	Have cash balances from your account automatically invested in shares of the Fund designated as your primary money account	The delay with respect to automatic investment of cash balances in your account in shares of a designated Fund is determined by your tier. For further information regarding the timing of sweeps for each tier, consult your Merrill Lynch Financial Advisor and/or the WCMA service and other business account program account agreement and program description.
Have your Merrill Lynch Financial Advisor submit your purchase order

You may make manual investments of $1,000 or more in any WCMA Fund not designated as your primary money account.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations.

Manual purchases of $1,000,000 or more can be made effective on the same day the order is placed, provided certain requirements are met.

Purchase requests received by any WCMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each WCMA Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the Fund at any time for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the WCMA service or other business account program at any time for any reason.

When purchasing shares, you will be subject to the applicable annual account fee. To receive all the services available as a WCMA service or other business account program subscriber, you must complete the account opening process, including completing or supplying requested documentation.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested in the form of additional shares at net asset value.
Transfer Investment to Another Securities Dealer	Redeem shares and reinvest	If you no longer maintain a WCMA service or other business account program account at Merrill Lynch, your shares will be automatically redeemed. Shareholders maintaining accounts with dealers other than Merrill Lynch are not entitled to invest in the WCMA Funds or to the other services available to WCMA service or other business account program subscribers.

How to Sell Shares

	Your Choices	Information Important for You to Know
Full or Partial Redemption of Shares	Automatic redemption	Each Fund has instituted an automatic redemption procedure for WCMA service or other business account program subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated WCMA Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to satisfy debit balances in the account created by (i) securities transactions therein, (ii) Visa® card purchases, cash advances or checks written against the account or (iii) electronic fund transfers or other debits. Each account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and, to the extent necessary, shares of other WCMA Funds or money accounts will be redeemed at net asset value at 12 noon Eastern time pricing to satisfy remaining debits.

How to Sell Shares (continued)

	Your Choices	Information Important for You to Know
Full or Partial Redemption of Shares (continued)	Ask your Merrill Lynch Financial Advisor to arrange for cash to be made available to you	Merrill Lynch will satisfy requests for cash by wiring cash to your bank account or arranging for your Merrill Lynch Financial Advisor to provide you with a check. Redemption requests should not be sent to the Fund or its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signatures must be guaranteed (e.g., by a bank or a broker). Redemptions of Fund shares will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in their monthly transaction statements.

Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the New York Stock Exchange (the “Exchange”) or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller accounts, each Fund may redeem shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees of each Fund (the “Board”) has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) each Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of each Fund’s portfolio holdings, and (iii) the nature of each Fund’s shareholders, it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that a Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Distribution Plans

Each Fund has adopted plans (the “Plans”) that allow the Fund to pay shareholder servicing and distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940.

Plan Payments

Under each Plan, each class of each Fund’s shares pays a distribution fee to the Distributor and/or its affiliates, including The PNC Financial Services Group, Inc. (“PNC”) and its affiliates and to Merrill Lynch & Co., Inc. and/or Bank of America Corporation (“BAC”) and their affiliates for account maintenance, sales and promotional and marketing activities and services in connection with the sale of shares. The fee may also be used to pay financial intermediaries (including BlackRock, PNC, Merrill Lynch & Co., Inc., BAC and their respective affiliates) for sales support services and related expenses. Each class of each Fund’s shares pays a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.

Under the Plans, each Fund also pays shareholder servicing fees to a financial intermediary whereby the financial intermediary provides support services to customers who own Class 1, Class 2, Class 3 or Class 4 shares in return for these fees. Each Fund may pay a shareholder servicing fee per year that is a percentage of the average daily net asset value of each class of shares of the Fund. All Fund shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, financial intermediaries (including BlackRock) may provide one or more of the following services to their customers who own a class of a Fund’s shares:

■	Responding to customer questions on the services performed by the financial intermediary and investments in Fund shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by a Fund’s shares under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, fees that a Fund may pay to a financial intermediary pursuant to a Plan and fees a Fund pays to its Transfer Agent, each Fund may enter into non-Plan agreements with a financial intermediary pursuant to which the Funds will pay a financial intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of a Fund or for these other services to a Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediaries, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediaries. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master/Feeder Structure

Each of the Government Fund, the Money Fund, the Tax-Exempt Fund and the Treasury Fund is a “feeder” fund that invests all of its assets in the Government LLC, the Money LLC, the Tax-Exempt LLC or the Treasury LLC, respectively. Investors in a Fund will acquire an indirect interest in its corresponding Master LLC.

Each Master LLC may accept investments from other feeder funds, and all the feeder funds of a Master LLC bear that Master LLC’s expenses in proportion to their assets. This structure may enable each Fund to reduce costs through economies of scale. If a Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from that Master LLC from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to a Master LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Master LLC. Information about other feeders, if any, is available by calling (800) 221-7210.

Whenever a Master LLC holds a vote of its feeder funds, each Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of a Master LLC.

A Fund may withdraw from a Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Fund’s assets.

Management of the Funds

BlackRock

BlackRock manages each Master LLC’s investments and its business operations subject to the oversight of each Fund’s Board of Trustees and the Board of Directors of each Master LLC. While BlackRock is ultimately responsible for the management of the Master LLCs, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Institutional Management Corporation (“BIMC”), the sub-adviser to Government LLC, Money LLC and Treasury LLC, is a registered investment adviser organized in 1977. BlackRock Investment Management, LLC (“BIM”), the sub-adviser to the Tax-Exempt Fund, is a registered investment adviser and a commodity pool operator that was organized in 1999. BlackRock and its affiliates had approximately $1.373 trillion in investment company and other portfolio assets under management as of June 30, 2009.

BlackRock serves as manager to each Master LLC pursuant to a management agreement (the “Management Agreement”). Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily and payable monthly at the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $500 million	0.250%
$500 million – $1 billion	0.175%
Greater than $1 billion	0.125%

For the fiscal year ended March 31, 2009, BlackRock received management fees from each Master LLC at the following annual rates:

Fund	Paid to BlackRock (net of applicable waivers)
Government LLC	0.166%
Money LLC	0.129%
Tax-Exempt LLC	0.132%
Treasury LLC	0.141%

With respect to Class 2, Class 3 and Class 4 shares, BlackRock and the Distributor have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s direct fees and expenses to ensure that the net expenses for each Fund’s (i) Class 2 shares are 0.32% higher (for Government Fund and Money Fund) and 0.35% higher (for Tax-Exempt Fund and Treasury Fund) than that of each Master LLC’s initial feeder fund and (ii) Class 3 and Class 4 shares are equal to that of each Master LLC’s initial feeder fund until August 1, 2010. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one year term and is renewable.

Effective September 29, 2006, BlackRock, on behalf of Government LLC, Money LLC and Treasury LLC, has entered into a sub-advisory agreement with BIMC, an affiliate of BlackRock, under which BIMC is responsible for the day-to-day management of each such Master LLC’s portfolio. BlackRock, on behalf of Tax-Exempt LLC, has entered into a sub-advisory agreement with BIM, an affiliate of BlackRock, under which BIM is responsible for the day-to-day management of Tax-Exempt LLC’s portfolio. With respect to each Master LLC, the Manager pays BIMC or BIM, as applicable, for the services it provides, a monthly fee at an annual rate equal to a percentage of the management fee BlackRock receives from that Master LLC.

A discussion of the basis for the approval by each Fund’s Board of Trustees’ and each Master LLC’s Board of Directors of the applicable Management Agreement with BlackRock and the applicable sub-advisory agreement between BlackRock and either BIMC or BIM is included in each Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2008.

BlackRock also acts as each Fund’s administrator. Each Fund pays BlackRock an administration fee at the annual rate of 0.25% of the average daily net assets of that Fund.

For the fiscal year ended March 31, 2009, BlackRock received administration fees from each Fund at the following annual rates:

Fund	Paid to BlackRock (net of applicable waivers)
Government Fund	0.178%
Money Fund	0.250%
Tax-Exempt Fund	0.250%
Treasury Fund	0.197%

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for each Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Merrill Lynch & Co., Inc., and its affiliates, including BAC (each a “BAC Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate- or BAC Entity-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Board of Directors of Money LLC, the Money LLC has retained an affiliate of BlackRock to serve as the securities lending agent for the Money LLC to the extent that the Money LLC participates in the securities lending program. For these services, the lending agent may receive a fee from the Money LLC, including a fee based on the returns earned on the Money LLC’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or BAC Entities may be among the entities to which the Money LLC may lend its portfolio securities under the securities lending program.

The activities of Affiliates or BAC Entities may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates the net asset value at 12 noon Eastern time on each business day that the Exchange or New York banks are open, immediately after the daily declaration of dividends. Both the Exchange and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the Exchange is open and New York banks are closed are Columbus Day and Veterans Day. The only scheduled day on which New York banks are open and the Exchange is closed is Good Friday. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Funds.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

Each Fund may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

The Money Fund and the Tax-Exempt Fund participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (previously defined as the “Treasury Guarantee Program”), which terminates on September 18, 2009.

The Treasury Guarantee Program provides a guarantee to shareholders of the Money Fund and the Tax-Exempt Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Treasury Guarantee Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Treasury Guarantee Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Treasury Guarantee Program is temporary and set to expire on September 18, 2009. According to the U.S. Treasury Department, the Treasury Guarantee Program will not be extended beyond that date. The Money Fund and the Tax-Exempt Fund have each paid to be covered under the Treasury Guarantee Program. For the initial three months of the Treasury Guarantee Program (ended December 18, 2008), the Money Fund and the Tax-Exempt Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008 and for the extension periods beginning December 19, 2008 and ending September 18, 2009, the Money Fund and the Tax-Exempt Fund paid participation fees totaling 0.03% of the Fund’s net asset value as of September 19, 2008. The Treasury Guarantee Program is implemented under the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”), and guarantee payments under the Treasury Guarantee Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Treasury Guarantee Program, you can visit the U.S. Treasury Department’s website at www.ustreas.gov.

The Government Fund and the Treasury Fund also participated in the Treasury Guarantee Program for the period September 19, 2008 through April 30, 2009 and paid participation fees totaling 0.025% of the respective Fund’s net asset value as of September 19, 2008.

Dividends, Distributions and Taxes

Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. In most cases, shareholders will receive statements monthly about such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. The Money Fund, Government Fund and Treasury Fund anticipate that most of the distributions will be taxed as ordinary income, although each Fund may distribute capital gains as well. The Tax-Exempt Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes, but it may also distribute taxable capital gains.

You will pay tax on ordinary income dividends from a Fund whether you receive them in cash or additional shares. If you redeem shares of a Fund or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent a Fund’s distributions are derived from income on debt securities and short term capital gains, such distributions will generally not be eligible for taxation at the reduced rate. Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of capital gain dividends you received that year. Capital gain dividends are taxable to you for Federal income tax purposes as long-term capital gains, regardless of how long you held your shares.

If the value of assets held by a Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time. Dividends of ordinary income and capital gains, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in your account has been reduced as described above.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years of a Fund beginning before January 1, 2010, certain distributions designated by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Money Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

The Tax-Exempt Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by the Tax-Exempt Fund are from bond interest income that is excludable from gross income for Federal income tax purposes and are designated by the Tax-Exempt Fund as “exempt-interest dividends”, they are exempt from Federal income tax. Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to the Tax-Exempt Fund’s investments in private activity bonds.

There is a possibility that events occurring after the date of issuance of a security, or after the Tax-Exempt Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by Tax-Exempt Fund shareholders to be taxable to those shareholders in the year of receipt.

Generally, within 60 days after the end of the Tax-Exempt Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you for Federal income tax purposes as long term capital gains, regardless of how long you have held your shares.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It does not address the specific potential state and/or local tax consequences of your investment and is not a substitute for personal tax advice. Some states exempt from personal income tax the portion of dividends paid by regulated investment companies, such as the Funds, that are derived from interest on certain obligations of the United States, if the regulated investment company meets certain requirements. Consult your tax adviser about the potential tax consequences of an investment in each Fund under all applicable tax laws.

Financial Highlights

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which is available upon request.

WCMA Government Securities Fund

	Class 1
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0019	0.0274	0.0351	0.0199	0.0027
Net realized and unrealized gain (loss)	0.0000	0.0013	0.0003	0.0001	(0.0012)
Net increase from investment operations	0.0019	0.0287	0.0354	0.0200	0.0015
Dividends and distributions from:
Net investment income	(0.0019)	(0.0274)	(0.0351)	(0.0199)	(0.0027)
Net realized gain	—	—	(0.0000)	(0.0000)	(0.0000)
Total dividends and distributions	(0.0019)	(0.0274)	(0.0351)	(0.0199)	(0.0027)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.19%	2.77%	3.55%	2.01%	0.27%
Ratios to Average Net Assets[1]
Total expenses after waiver	1.06%	1.62%	1.59%	1.59%	1.41%
Total expenses	1.61%	1.62%	1.59%	1.59%	1.60%
Net investment income	0.19%	2.68%	3.51%	1.99%	0.24%
Supplemental Data
Net assets, end of year (000)	$9,160	$10,544	$11,122	$18,837	$16,718

	Class 2
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0051	0.0336	0.0407	0.0259	0.0070
Net realized and unrealized gain (loss)	0.0001	0.0011	0.0004	0.0001	(0.0011)
Net increase from investment operations	0.0052	0.0347	0.0411	0.0260	0.0059
Dividends and distributions from:
Net investment income	(0.0051)	(0.0336)	(0.0407)	(0.0259)	(0.0070)
Net realized gain	—	—	(0.0000)	(0.0000)	(0.0000)
Total dividends and distributions	(0.0051)	(0.0336)	(0.0407)	(0.0259)	(0.0070)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.51%	3.41%	4.13%	2.63%	0.70%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.76%	1.00%	1.03%	0.99%	0.98%
Total expenses	1.27%	1.26%	1.28%	1.27%	1.28%
Net investment income	0.51%	3.32%	4.07%	2.58%	0.68%
Supplemental Data
Net assets, end of year (000)	$70,723	$88,881	$82,655	$115,872	$119,718
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

Financial Highlights (continued)

	Class 3
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0070	0.0368	0.0439	0.0291	0.0102
Net realized and unrealized gain (loss)	0.0001	0.0010	0.0004	0.0001	(0.0010)
Net increase from investment operations	0.0071	0.0378	0.0443	0.0292	0.0092
Dividends and distributions from:
Net investment income	(0.0070)	(0.0368)	(0.0439)	(0.0291)	(0.0102)
Net realized gain	—	—	(0.0000)	(0.0000)	(0.0000)
Total dividends and distributions	(0.0070)	(0.0368)	(0.0439)	(0.0291)	(0.0102)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.70%	3.74%	4.47%	2.96%	1.03%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.55%	0.68%	0.71%	0.67%	0.66%
Total expenses	0.97%	0.96%	0.98%	0.97%	0.98%
Net investment income	0.68%	3.67%	4.41%	2.88%	1.01%
Supplemental Data
Net assets, end of year (000)	$159,693	$154,833	$158,327	$158,500	$193,195

	Class 4
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0070	0.0368	0.0439	0.0291	0.0102
Net realized and unrealized gain (loss)	0.0001	0.0003	0.0003	0.0002	(0.0012)
Net increase from investment operations	0.0071	0.0371	0.0442	0.0293	0.0090
Dividends and distributions from:
Net investment income	(0.0070)	(0.0368)	(0.0439)	(0.0291)	(0.0102)
Net realized gain	—	—	(0.0000)	(0.0000)	(0.0000)
Total dividends and distributions	(0.0070)	(0.0368)	(0.0439)	(0.0291)	(0.0102)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.70%	3.74%	4.47%	2.96%	1.03%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.56%	0.68%	0.71%	0.67%	0.66%
Total expenses	0.96%	0.95%	0.98%	0.98%	0.97%
Net investment income	0.72%	3.59%	4.41%	3.10%	0.91%
Supplemental Data
Net assets, end of year (000)	$262,476	$255,634	$208,801	$207,778	$81,344
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

Financial Highlights (continued)

WCMA Money Fund

	Class 1
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0112	0.0360	0.0371	0.0224	0.0043
Net realized and unrealized gain (loss)	0.0001	0.0003	0.0007	(0.0008)	(0.0011)
Net increase from investment operations	0.0113	0.0363	0.0378	0.0216	0.0032
Dividends and distributions from:
Net investment income	(0.0112)	(0.0360)	(0.0371)	(0.0224)	(0.0043)
Net realized gain	—	—	(0.0000)	(0.0000)	(0.0000)
Total dividends and distributions	(0.0112)	(0.0360)	(0.0371)	(0.0224)	(0.0043)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	1.12%	3.66%	3.76%	2.26%	0.44%
Ratios to Average Net Assets[1]
Total expenses after waiver	1.49%	1.53%	1.48%	1.47%	1.35%
Total expenses	1.55%	1.53%	1.48%	1.47%	1.47%
Net investment income	1.13%	3.58%	3.71%	2.23%	0.43%
Supplemental Data
Net assets, end of year (000)	$563,107	$628,647	$670,067	$861,336	$869,839

	Class 2
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0169	0.0423	0.0427	0.0281	0.0088
Net realized and unrealized gain (loss)	0.0001	0.0002	0.0000	(0.0008)	(0.0011)
Net increase from investment operations	0.0170	0.0425	0.0427	0.0273	0.0077
Dividends and distributions from:
Net investment income	(0.0169)	(0.0423)	(0.0427)	(0.0281)	(0.0088)
Net realized gain	—	—	(0.0000)	(0.0000)	(0.0000)
Total dividends and distributions	(0.0169)	(0.0423)	(0.0427)	(0.0281)	(0.0088)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	1.71%	4.31%	4.34%	2.85%	0.89%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.92%	0.90%	0.91%	0.89%	0.91%
Total expenses	1.18%	1.17%	1.16%	1.15%	1.15%
Net investment income	1.71%	4.21%	4.28%	2.80%	0.87%
Supplemental Data
Net assets, end of year (000)	$2,165,760	$2,380,485	$2,365,274	$2,538,640	$2,723,114
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

Financial Highlights (continued)

	Class 3
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0201	0.0455	0.0460	0.0314	0.0120
Net realized and unrealized gain (loss)	0.0001	0.0002	0.0000	(0.0008)	(0.0011)
Net increase from investment operations	0.0202	0.0457	0.0460	0.0306	0.0109
Dividends and distributions from:
Net investment income	(0.0201)	(0.0455)	(0.0460)	(0.0314)	(0.0120)
Net realized gain	—	—	(0.0000)	(0.0000)	(0.0000)
Total dividends and distributions	(0.0201)	(0.0455)	(0.0460)	(0.0314)	(0.0120)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	2.03%	4.65%	4.68%	3.18%	1.21%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.59%	0.58%	0.59%	0.57%	0.58%
Total expenses	0.87%	0.86%	0.86%	0.85%	0.85%
Net investment income	2.03%	4.52%	4.61%	3.13%	1.20%
Supplemental Data
Net assets, end of year (000)	$2,785,930	$3,185,573	$2,969,368	$2,921,499	$3,032,612

	Class 4
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0201	0.0455	0.0460	0.0314	0.0120
Net realized and unrealized gain (loss)	0.0001	0.0000	0.0000	(0.0009)	(0.0011)
Net increase from investment operations	0.0202	0.0455	0.0460	0.0305	0.0109
Dividends and distributions from:
Net investment income	(0.0201)	(0.0455)	(0.0460)	(0.0314)	(0.0120)
Net realized gain	—	—	(0.0000)	(0.0000)	(0.0000)
Total dividends and distributions	(0.0201)	(0.0455)	(0.0460)	(0.0314)	(0.0120)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	2.03%	4.65%	4.68%	3.18%	1.21%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.59%	0.58%	0.59%	0.57%	0.58%
Total expenses	0.87%	0.85%	0.85%	0.84%	0.84%
Net investment income	2.01%	4.48%	4.63%	3.15%	1.22%
Supplemental Data
Net assets, end of year (000)	$1,741,954	$2,060,455	$1,580,707	$971,495	$1,058,434
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

Financial Highlights (continued)

WCMA Tax-Exempt Fund

	Class 1
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0051	0.0188	0.0208	0.0127	0.0019
Net realized gain (loss)	0.0000	0.0001	0.0001	(0.0000)	(0.0001)
Total increase from investment operations	0.0051	0.0189	0.0209	0.0127	0.0018
Dividends from net investment income	(0.0051)	(0.0188)	(0.0208)	(0.0127)	(0.0019)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.51%	1.90%	2.09%	1.28%	0.19%
Ratios to Average Net Assets[1]
Total expenses after waiver	1.30%	1.56%	1.49%	1.51%	1.30%
Total expenses	1.55%	1.56%	1.49%	1.51%	1.52%
Net investment income and net realized gain	0.46%	1.89%	2.10%	1.29%	0.18%
Supplemental Data
Net assets, end of year (000)	$35,937	$42,837	$50,188	$38,770	$41,469

	Class 2
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0093	0.0254	0.0266	0.0186	0.0056
Net realized gain (loss)	0.0000	0.0001	0.0001	(0.0000)	(0.0001)
Total increase from investment operations	0.0093	0.0255	0.0267	0.0186	0.0055
Dividends from net investment income	(0.0093)	(0.0254)	(0.0266)	(0.0186)	(0.0056)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.93%	2.57%	2.68%	1.88%	0.57%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.90%	0.91%	0.91%	0.92%	0.91%
Total expenses	1.22%	1.23%	1.19%	1.19%	1.20%
Net investment income and net realized gain	0.94%	2.53%	2.67%	1.85%	0.55%
Supplemental Data
Net assets, end of year (000)	$168,665	$190,316	$157,909	$156,442	$174,094
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income and net realized gain (loss).

Financial Highlights (continued)

	Class 3
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0125	0.0289	0.0302	0.0222	0.0092
Net realized gain (loss)	0.0000	0.0001	0.0001	(0.0000)	(0.0001)
Total increase from investment operations	0.0125	0.0290	0.0303	0.0222	0.0091
Dividends from net investment income	(0.0125)	(0.0289)	(0.0302)	(0.0222)	(0.0092)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	1.26%	2.92%	3.05%	2.24%	0.93%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.58%	0.57%	0.55%	0.56%	0.56%
Total expenses	0.92%	0.92%	0.89%	0.89%	0.90%
Net investment income and net realized gain	1.24%	2.86%	3.03%	2.23%	0.91%
Supplemental Data
Net assets, end of year (000)	$480,247	$479,041	$394,877	$408,672	$367,434

	Class 4
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0125	0.0289	0.0302	0.0222	0.0092
Net realized gain (loss)	0.0000	0.0001	0.0001	(0.0000)	(0.0001)
Total increase from investment operations	0.0125	0.0290	0.0303	0.0222	0.0091
Dividends from net investment income	(0.0125)	(0.0289)	(0.0302)	(0.0222)	(0.0092)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	1.26%	2.92%	3.05%	2.24%	0.93%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.58%	0.57%	0.56%	0.56%	0.55%
Total expenses	0.91%	0.92%	0.89%	0.89%	0.90%
Net investment income and net realized gain	1.22%	2.85%	3.05%	2.28%	0.88%
Supplemental Data
Net assets, end of year (000)	$395,636	$393,396	$279,895	$156,657	$133,924
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income and net realized gain (loss).

Financial Highlights (continued)

WCMA Treasury Fund

	Class 1
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0015	0.0251	0.0331	0.0184	0.0025
Net realized and unrealized gain (loss)	0.0001	0.0006	0.0002	0.0002	(0.0004)
Net increase from investment operations	0.0016	0.0257	0.0333	0.0186	0.0021
Dividends and distributions from:
Net investment income	(0.0015)	(0.0251)	(0.0331)	(0.0184)	(0.0025)
Net realized gain	—	—	(0.0000)	(0.0001)	(0.0000)
Total dividends and distributions	(0.0015)	(0.0251)	(0.0331)	(0.0185)	(0.0025)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.15%	2.53%	3.35%	1.87%	0.26%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.91%	1.53%	1.57%	1.55%	1.32%
Total expenses	1.50%	1.53%	1.57%	1.55%	1.56%
Net investment income	0.12%	2.29%	3.32%	3.82%	0.25%
Supplemental Data
Net assets, end of year (000)	$23,784	$33,561	$14,251	$17,407	$23,145

	Class 2
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0041	0.0307	0.0385	0.0241	0.0060
Net realized and unrealized gain (loss)	0.0001	0.0003	0.0003	0.0001	(0.0004)
Net increase from investment operations	0.0042	0.0310	0.0388	0.0242	0.0056
Dividends and distributions from:
Net investment income	(0.0041)	(0.0307)	(0.0385)	(0.0241)	(0.0060)
Net realized gain	—	—	(0.0000)	(0.0001)	(0.0000)
Total dividends and distributions	(0.0041)	(0.0307)	(0.0385)	(0.0242)	(0.0060)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.41%	3.10%	3.91%	2.45%	0.61%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.70%	0.98%	1.04%	0.98%	0.99%
Total expenses	1.17%	1.21%	1.26%	1.24%	1.24%
Net investment income	0.33%	2.98%	3.85%	2.42%	0.59%
Supplemental Data
Net assets, end of year (000)	$225,289	$141,916	$98,905	$118,142	$123,994
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

Financial Highlights (concluded)

	Class 3
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0064	0.0343	0.0421	0.0277	0.0094
Net realized and unrealized gain (loss)	0.0001	0.0002	0.0003	0.0001	(0.0004)
Net increase from investment operations	0.0065	0.0345	0.0424	0.0278	0.0090
Dividends and distributions from:
Net investment income	(0.0064)	(0.0343)	(0.0421)	(0.0277)	(0.0094)
Net realized gain	—	—	(0.0000)	(0.0001)	(0.0000)
Total dividends and distributions	(0.0064)	(0.0343)	(0.0421)	(0.0278)	(0.0094)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.64%	3.48%	4.28%	2.81%	0.95%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.50%	0.62%	0.68%	0.63%	0.65%
Total expenses	0.87%	0.89%	0.96%	0.94%	0.94%
Net investment income	0.50%	3.22%	4.23%	2.80%	0.95%
Supplemental Data
Net assets, end of year (000)	$640,439	$375,727	$171,739	$167,197	$162,092

	Class 4
	Year Ended March 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0064	0.0343	0.0421	0.0277	0.0094
Net realized and unrealized gain (loss)	0.0001	0.0001	0.0002	0.0001	(0.0003)
Net increase from investment operations	0.0065	0.0344	0.0423	0.0278	0.0091
Dividends and distributions from:
Net investment income	(0.0064)	(0.0343)	(0.0421)	(0.0277)	(0.0094)
Net realized gain	—	—	(0.0000)	(0.0001)	(0.0000)
Total dividends and distributions	(0.0064)	(0.0343)	(0.0421)	(0.0278)	(0.0094)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return
Total investment return	0.64%	3.48%	4.28%	2.81%	0.95%
Ratios to Average Net Assets[1]
Total expenses after waiver	0.50%	0.61%	0.68%	0.63%	0.65%
Total expenses	0.87%	0.89%	0.95%	0.93%	0.93%
Net investment income	0.53%	3.06%	4.24%	2.86%	0.91%
Supplemental Data
Net assets, end of year (000)	$592,932	$499,438	$126,693	$88,886	$57,539
[1]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in each Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Log into your account

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the applicable Fund at (800) 221-7210.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

Glossary of Investment Terms

Asset-Backed Securities — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Dollar-Weighted Average Maturity — The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.

Eurodollar — obligations issued by foreign branches or subsidiaries of U.S. banks.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

Repurchase Agreements — agreements in which a party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

Short Term Securities — securities with maturities of not more than 397 days (13 months).

Tax-Exempt Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (and which is not includable in taxable income for purposes of the Federal alternative minimum tax).

U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association, the Tennessee Valley Authority or the Federal Housing Administration.

U.S. Government Agency Securities — debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the United States. These securities may not be supported by the full faith and credit of the United States.

U.S. Government Instrumentalities — supranational entities (that is, entities that are designated or supported by (but are not part of) multiple governmental entities) that are sponsored by the U.S. and other governments, such as the World Bank or the Inter-American Development Bank, but the obligations of which are not backed by the full faith and credit of the United States.

U.S. Government Securities — debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

U.S. Government Sponsored Enterprises — private corporations sponsored by the federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association or the Federal National Mortgage Association, but the obligations of which are not backed by the full faith and credit of the United States.

U.S. Treasury Securities — securities that are issued directly by the U.S. Treasury rather than by any U.S. Government agency or instrumentality and are supported by the full faith and credit of the United States.

Yankeedollar — obligations issued by U.S. branches or subsidiaries of foreign banks.

Yield — the income generated by an investment in a Fund.

Glossary of Expense Terms

Administration Fee — a fee paid to BlackRock for providing administrative services to a Fund.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund (and the Master LLC, if applicable).

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing the Master LLC.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Shareholder Fees — include account fees that you may pay on your WCMA account or other Merrill Lynch business account.

Glossary of Other Terms

Dividends — include ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

For More Information

Funds and Service Providers

THE FUNDS

WCMA®Government Securities Fund

WCMA®Money Fund

WCMA®Tax-Exempt Fund

WCMA®Treasury Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

Written Correspondence:

c/o Financial Data Services, Inc.

PO Box 45290

Jacksonville, Florida 32231-5290

Overnight Mail:

c/o Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

(800) 221-7210

MANAGER AND ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISERS

For WCMA®Government Securities Fund, WCMA®Money Fund and WCMA®Treasury Fund:

BlackRock Institutional Management Corporation

100 Bellevue Parkway

Wilmington, Delaware 19809

For WCMA® Tax-Exempt Fund:

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08543-9011

TRANSFER AGENT

Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

600 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, Massachusetts 02111

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated July 29, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 221-7210. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 6:30 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

WCMA® Government Securities Fund

WCMA® Money Fund

WCMA® Tax-Exempt Fund

WCMA® Treasury Fund

c/o Financial Data Services, Inc.,

P.O. Box 45289,

Jacksonville, Florida 32232-5289

Overnight Mail

WCMA® Government Securities Fund

WCMA® Money Fund

WCMA® Tax-Exempt Fund

WCMA® Treasury Fund

c/o Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE # 811-21196, 811-21197, 811-21198, and 811-21199

© BlackRock Advisors, LLC

PRO-WCMA-0709

STATEMENT OF ADDITIONAL INFORMATION

WCMA® GOVERNMENT SECURITIES FUND

WCMA® MONEY FUND

WCMA® TAX-EXEMPT FUND

WCMA® TREASURY FUND

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 221-7210

This Statement of Additional Information of WCMA® Government Securities Fund, WCMA® Money Fund, WCMA® Tax-Exempt Fund and WCMA® Treasury Fund (collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 29, 2009, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 221-7210 or by writing to each Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The audited financial statements of each Fund and the corresponding master limited liability company in which it invests are incorporated into this Statement of Information by reference to each Fund’s 2009 Annual Report. You may request a copy of the Annual Reports at no charge by calling (800) 221-7210 between 8:30 a.m. and 6:30 p.m. (Eastern time) on any business day.

BLACKROCK ADVISORS, LLC — MANAGER

BLACKROCK INVESTMENTS, LLC — DISTRIBUTOR

The date of this Statement of Additional Information is July 29, 2009

PART I: INFORMATION ABOUT WCMA® GOVERNMENT SECURITIES FUND, WCMA® MONEY FUND, WCMA® TAX-EXEMPT FUND AND WCMA® TREASURY FUND

Part I of this Statement of Additional Information sets forth information about WCMA® Government Securities Fund (the “Government Fund”), WCMA® Money Fund (the “Money Fund”), , WCMA® Tax-Exempt Fund (the “Tax-Exempt Fund”) and WCMA® Treasury Fund (the “Treasury Fund”) (each, a “Fund” and, collectively, the “Funds”). It includes information about the Funds’ Boards of Trustees, the advisory services provided to and the management fees paid by the Funds, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

Each Fund is a “feeder” fund that invests all of its assets in Master Government Securities LLC (the “Government LLC”), Master Money LLC (the “Money LLC”), Master Tax-Exempt LLC (the “Tax-Exempt LLC”) or Master Treasury LLC (the “Treasury LLC”), as applicable (each, a “Master LLC” and, collectively, the “Master LLCs”), which has the same investment objectives and strategies as the corresponding Fund. All investments will be made at the Master LLC level. Each Fund’s investment results will correspond directly to the investment results of the applicable Master LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Master LLC in which that Fund invests.

I.	Investment Objectives and Policies

Government Fund

The Government Fund is a money market fund. The investment objectives of the Government Fund are to seek preservation of capital, current income and liquidity. The Government Fund’s investment objectives are fundamental policies of the Fund and may not be changed without the affirmative vote of a majority of Government Fund’s outstanding shares as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Government Fund seeks to achieve its objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities. The Government Fund is classified as a diversified open end investment company under the Investment Company Act.

Direct U.S. Government obligations consist of securities that are issued, and/or guaranteed as to principal and interest, by the U.S. Government and are backed by the full faith and credit of the United States. The Government Fund may not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or U.S. Government sponsored enterprises that are not backed by the full faith and credit of the United States. There can be no assurance that the investment objectives of the Government Fund will be realized.

The Government Fund may invest in the U.S. Government securities described above pursuant to repurchase agreements. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from the Government Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

For purposes of its investment policies, the Government Fund defines short term U.S. Government securities as securities that have a maturity of not more than 397 days (13 months). The dollar-weighted average maturity of the Government Fund’s portfolio will not exceed 90 days.

Investment in Government Fund shares offers several potential benefits. By utilizing professional money market management and block purchases of securities the Government Fund seeks to provide as high a yield potential, consistent with its objectives, as is available from investments in short term U.S. Government securities. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term U.S. Government securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

Money Fund

The Money Fund is a money market fund. The investment objectives of the Money Fund are to seek current income, preservation of capital and liquidity. The Money Fund’s investment objectives are fundamental policies of the Fund that may not be changed without the affirmative vote of a majority of the Money Fund’s outstanding shares as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of short-term money market securities. There can be no assurance that the investment objectives of the Money Fund will be realized. The Money Fund is classified as a diversified open end investment company under the Investment Company Act.

The Money Fund’s investments will be in instruments with a remaining maturity of 397 days (13 months) or less than that. Other than its investments in U.S. Government securities and U.S. Government agency securities, and in certain securities issued by U.S. Government sponsored enterprises and U.S. government instrumentalities, the Money Fund invests only in short-term securities that have received a short term rating, or that have been issued by issuers that have received a short term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short term rating categories or, if neither the instrument nor its issuer is so rated, are of comparable quality as determined by the Trustees of Money Fund or by BlackRock Advisors, LLC (“BlackRock” or the “Manager”) pursuant to delegated authority. The Money Fund will determine the remaining maturity of its investments in accordance with Securities and Exchange Commission regulations. The dollar-weighted average maturity of the Money Fund’s portfolio will not exceed 90 days.

Investment in Money Fund shares offers several potential benefits. By utilizing professional money market management, block purchases of securities and yield improvement techniques the Money Fund seeks to provide as high a yield potential, consistent with its objectives, as is available through investment in short term money market securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

In managing the Money Fund, the Manager will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there frequently are differences in yields between the various types of money market securities. The Money Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.

Tax-Exempt Fund

The Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of the Tax-Exempt Fund are fundamental policies of the

Fund and may not be changed without the affirmative vote of a majority of the Tax-Exempt Fund’s outstanding shares as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of short term, high quality money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax) (“Tax-Exempt Securities”). The Tax-Exempt Fund is classified as a diversified open end investment company under the Investment Company Act.

The Tax-Exempt Fund may invest up to 20% of its assets in certain otherwise Tax-Exempt Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and not treated as a preference item includable in taxable income for purposes of the Federal alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax (including the alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Tax-Exempt Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Tax-Exempt Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Tax-Exempt Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. By utilizing professional money market management and block purchases of securities the Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

Treasury Fund

The Treasury Fund is a money market fund. The investment objectives of the Treasury Fund are to seek preservation of capital, liquidity and current income. The Treasury Fund seeks to achieve its investment objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Treasury. The Treasury Fund’s investment objectives are fundamental policies of the Fund and may not be changed without the affirmative vote of a majority of the Treasury Fund’s outstanding shares as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Treasury Fund is classified as a diversified open end investment company under the Investment Company Act.

Preservation of capital is a prime investment objective of the Treasury Fund and the direct U.S. Treasury obligations in which it invests are generally considered to have the lowest principal risk among money market securities. Historically, direct U.S. Treasury obligations have generally had lower rates of return than other money market securities with less safety.

For purposes of its investment objectives, the Treasury Fund defines short term marketable securities which are direct obligations of the U.S. Treasury as any U.S. Treasury obligations having maturities of no more than 397 days (13 months). The dollar-weighted average maturity of the Treasury Fund’s portfolio will not exceed 90 days.

Investment in Treasury Fund shares offers several potential benefits. By utilizing professional money market management and block purchases of securities the Treasury Fund seeks to provide as high a yield potential, consistent with its objectives, as is available through investment in short term U.S. Treasury obligations. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in U.S. Treasury securities, such as coordinating maturities and reinvestments, and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

II.	Investment Restrictions

Each Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Each Fund has also adopted certain non-fundamental restrictions, which may be changed by the Fund’s Board of Trustees without shareholder approval. None of the following fundamental and non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. Each Fund’s corresponding Master LLC has adopted fundamental and non-fundamental investment restrictions substantially similar to those set forth below. In addition, each Master LLC has adopted certain additional non-fundamental investment restrictions, which are also set forth below.

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Government Fund

Under its fundamental investment restrictions, the Government Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Government Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Government Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Government Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Government Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Government Fund’s Prospectus and Statement of Additional Information. The Government Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Government Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Government Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Government Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Government Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Government Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Government Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Government Fund’s classification as a diversified company under the Investment Company Act.

Under the Government Fund’s non-fundamental investment restrictions, the Government Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Government Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Government Fund.

e. Change its policy of investing exclusively in a diversified portfolio made up only of short term U.S. Government securities, including variable rate securities, and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations, without providing 60 days’ prior written notice to shareholders.

Under the following additional non-fundamental investment restrictions, the Government LLC may not:

a. Purchase any securities other than short term marketable securities which are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities.

b. Enter into repurchase agreements with any one bank or primary dealer or an affiliate thereof, if immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements with such bank or primary dealer or an affiliate thereof.

c. Enter into repurchase agreements if, as a result thereof, more than 10% of the Government LLC’s net assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

d. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Government LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Government LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

e. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Government LLC except as may be necessary in connection with borrowings mentioned in (d) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Government LLC’s net assets, taken at market value.

Money Fund

Under its fundamental investment restrictions, the Money Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Money Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Money Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Money Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Money Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Money Fund’s Prospectus and Statement of Additional Information. The Money Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Money Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers, except insofar as the Money Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Money Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Money Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Money Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Money Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Money Fund’s classification as a diversified company under the Investment Company Act.

Under its non-fundamental investment restrictions, the Money Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (7) above, the Money Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short term securities, the income from which will increase the return to the Money Fund. Such loans will be terminable at any time. The Money Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Money Fund may pay reasonable fees in connection with the arranging of such loan.

e. Subject to fundamental investment restriction (8) above, the Money Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Money Fund.

Under the following additional non-fundamental investment restrictions, the Money LLC may not:

a. Purchase any securities other than types of money market securities and investments described in this Prospectus and Statement of Additional Information.

b. Purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after the purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that, in the case of bank money market instruments or repurchase agreements with any one bank, up to 25% of the value of the Money LLC’s total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation.

c. Purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of an issuer.

d. Enter into repurchase agreements if, as a result, more than 10% of the Money LLC’s net assets (taken at market value at the time of each investment, together with any other investments deemed illiquid) would be subject to repurchase agreements maturing in more than seven days.

e. Make investments for the purpose of exercising control or management.

f. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

g. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements) (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Money LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Money LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

h. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Money LLC except as may be necessary in connection with borrowings referred to in its non-fundamental investment restriction (g) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Money LLC’s net assets taken at the market value.

i. Invest in securities with legal or contractual restrictions that limit or prohibit their resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value) would be invested in such securities.

j. Invest in securities of issuers (other than issuers of U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

k. Enter into reverse repurchase agreements if, as a result thereof, the Money LLC’s obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

l. Purchase or retain the securities of any issuer, if those individual officers and Directors of the Money LLC, the Manager or any subsidiary thereof each owning beneficially more than 1% of the securities of such issuer own in the aggregate more than 5% of the securities of the issuer.

Tax-Exempt Fund

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Tax-Exempt Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Tax-Exempt Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Tax-Exempt Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Tax-Exempt Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Tax-Exempt Fund’s Prospectus and Statement of Additional Information. The Tax-Exempt Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Tax-Exempt Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Tax-Exempt Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Tax-Exempt Fund may do so in accordance with applicable law and the Tax-Exempt Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Tax-Exempt Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Tax-Exempt Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with Tax-Exempt Fund’s classification as a diversified company under the Investment Company Act.

Under its non-fundamental investment restrictions, the Tax-Exempt Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Tax-Exempt Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Tax-Exempt Fund.

Under the following additional non-fundamental investment restrictions, the Tax-Exempt LLC may not:

a. Purchase any securities other than Tax-Exempt Securities referred to in this Prospectus and Statement of Additional Information.

b. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the U.S. Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt LLC will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer).

c. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

d. Make investments for the purpose of exercising control or management.

e. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

f. Borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.)

g. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt LLC except as may be necessary in connection with borrowings mentioned in (f) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value.

h. Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at value), would be invested in such securities.

Treasury Fund

Under its fundamental investment restrictions, the Treasury Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Treasury Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) (ii) the Treasury Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Treasury Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Treasury Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Treasury Fund’s Prospectus and Statement of Additional Information. The Treasury Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Treasury Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Treasury Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Treasury Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Treasury Fund may do so in accordance with applicable law and the Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Treasury Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Treasury Fund’s classification as a diversified company under the Investment Company Act.

Under its non-fundamental investment restrictions, the Treasury Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Treasury Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Treasury Fund.

e. Change its policy of investing exclusively in a diversified portfolio made up only of short term U.S. Treasury securities that are direct obligations of the U.S. Treasury without providing 60 days’ prior written notice to shareholders.

Under the following additional non-fundamental investment restrictions, the Treasury LLC may not:

a. Purchase any securities other than direct obligations of the U.S. Treasury with remaining maturities of more than 397 days (13 months).

b. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Treasury LLC will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Treasury LLC will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

c. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Treasury LLC except as may be necessary in connection with borrowings mentioned in (b) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Treasury LLC’s net assets, taken at market value.

Except with respect to each Fund’s fundamental borrowing restriction, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III.	Information on Trustees and Officers

The Board of Trustees of each Fund consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Funds as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as Directors of each Master LLC. The Trustees of each Fund are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Trustees also oversee as Board members the operations of certain other registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised funds”). The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

Each Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee.

The members of each Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of each Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s financial statements; (4) review with the independent auditors any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of each Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of each Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of each Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. Each Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2009, each Audit Committee met six times.

The members of each Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina Horner (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Funds, as applicable, and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of each Fund, as applicable, that include biographical information and set forth the qualifications of the proposed nominee. Each Board has adopted a written charter for the Governance Committee. During the fiscal year ended March 31, 2009, each Governance Committee met four times.

The members of each Compliance Committee (the “Compliance Committee”) are Joseph P. Platt, Jr. (chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and each Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of each Fund and its service providers;

(2) review information on and, where appropriate, recommend policies concerning each Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Chief Compliance Officers of the Funds. Each Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2009, each Compliance Committee met six times.

The members of each Performance Oversight and Contract Committee (the “Performance Committee”) are David O. Beim (chair), Toby Rosenblatt (vice chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are non-interested Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review each Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review each Fund’s investment performance relative to agreed-upon performance objectives; and (5) review information on unusual or exceptional investment matters. Each Board has adopted a written charter for the Performance Committee. During the fiscal year ended March 31, 2009, each Performance Committee met four times.

The members of each Executive Committee (the “Executive Committee”) are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are non-interested Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board of Trustees; (2) act on such matters as may require urgent action between meetings of the Board of Trustees; and (3) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. Each Board has adopted a written charter for the Executive Committee. Each Executive Committee was formed on December 3, 2008 and from December 3, 2008 to March 31, 2009, each Executive Committee met once.

Biographical Information

Certain biographical and other information relating to the Trustees of each Fund is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of investment companies and portfolios overseen in the BlackRock-advised funds, and any public directorships.

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Trustees[1]

David O. Beim[3] 40 East 52nd Street New York, NY 10022 1940	Trustee	2007 to present	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and culture center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Ronald W. Forbes[4] 40 East 52nd Street New York, NY 10022 1940	Trustee	2002 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Dr. Matina Horner[5] 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson[4] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, the Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	2002 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr.[6] 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

Toby Rosenblatt[7] 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish[8] 40 East 52nd Street New York, NY 10022 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005, Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix (IT services) from 2004 to 2008.	34 Funds 81 Portfolios	None

Interested Trustees[1,9]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	175 Funds 285 Portfolios	None

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	175 Funds 285 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Boards in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

[3]	Chair of the Performance Committee.
[4]	Co-Chair of the Board of Trustees.
[5]	Chair of the Governance Committee.
[6]	Chair of the Compliance Committee.
[7]	Vice Chair of the Performance Committee.
[8]	Chair of the Audit Committee.
[9]

Mr. Davis is an “interested person,” as defined in the Investment Company Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Funds is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005 and Treasurer thereof from

1999 to 2006.

				175 Funds 285 portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice-President	2007 to present*	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.	175 Funds 285 portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.	175 Funds 285 portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM/FAM-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	175 Funds 285 portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.	175 Funds 285 portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	175 Funds 285 portfolios	None

[1]	Officers of the Funds serve at the pleasure of the Boards of Trustees.

Share Ownership

Information relating to each Trustee’s share ownership in each Fund and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2008 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity Securities in Government Fund	Aggregate Dollar Range of Equity Securities in Money Fund	Aggregate Dollar Range of Equity Securities in Tax-Exempt Fund	Aggregate Dollar Range of Equity Securities in Treasury Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustees:

Richard S. Davis	None	None	None	None	Over $100,000

Henry Gabbay	None	None	None	None	Over $100,000

Non-Interested Trustees:

David O. Beim	None	None	None	None	Over $100,000

Ronald W. Forbes	None	None	None	None	Over $100,000

Dr. Matina Horner	None	None	None	None	$50,001-$100,000

Rodney D. Johnson	None	None	None	None	Over $100,000

Herbert I. London	None	None	None	None	Over $100,000

Cynthia A. Montgomery	None	None	None	None	Over $100,000

Joseph P. Platt, Jr.	None	None	None	None	Over $100,000

Robert C. Robb, Jr.	None	None	None	None	Over $100,000

Toby Rosenblatt	None	None	None	None	Over $100,000

Kenneth L. Urish	None	None	None	None	None

Frederick W. Winter	None	None	None	None	$50,001-$100,000

As of July 10, 2009, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of each Fund. As of December 31, 2008, none of the non-interested Trustees of the Funds or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

Each non-interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Funds, and a $25,000 Board meeting fee to be paid for each Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Boards of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The retainer expenses are allocated to the funds based on their relative net assets and meeting fees are allocated evenly among funds.

Mr. Gabbay is an interested Trustee of each Fund and serves as an interested Board member of other BlackRock-advised funds which are organized into one complex of closed-end funds and two complexes of open-end funds (each, a “BlackRock Fund Complex”). Effective January 1, 2009, Mr. Gabbay receives as compensation for his services as a Board member of each of the three BlackRock Fund Complexes, (i) an annual retainer of $412,500 allocated to the funds in the three BlackRock Fund Complexes, including each Fund, based on their net assets, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $18,750 to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.

Each of the non-interested Trustees and Mr. Gabbay have agreed to a 10% reduction in their compensation for the period May 22, 2009 through December 31, 2009.

The following table sets forth the compensation earned by the Trustees for the fiscal year ended March 31, 2009 and the aggregate compensation paid to them by all BlackRock-advised funds, for the calendar year ended December 31, 2008.

	Compensation from Government Fund/LLC	Compensation from Money Fund/LLC	Compensation from Tax-Exempt Fund/LLC	Compensation from Treasury Fund/LLC	Aggregate Compensation from the Funds and other BlackRock advised Funds[1]

Non-Interested Trustees

David O. Beim[2]	$2,715	$21,338	$12,542	$5,866	$300,000

Ronald W. Forbes[3]	$2,851	$23,602	$13,801	$6,362	$320,000

Dr. Matina Horner[4]	$2,715	$21,338	$12,542	$5,866	$285,000

Rodney D. Johnson[3]	$2,851	$23,602	$13,801	$6,362	$320,000

Herbert I. London	$2,545	$18,508	$10,969	$5,246	$275,000

Cynthia A. Montgomery	$2,545	$18,508	$10,969	$5,246	$275,000

Joseph P. Platt, Jr.[5]	$2,715	$21,338	$12,542	$5,866	$300,000

Robert C. Robb, Jr.	$2,545	$18,508	$10,969	$5,246	$275,000

Toby Rosenblatt[6]	$2,715	$21,338	$12,542	$5,866	$300,000

Kenneth L. Urish[7]	$2,715	$21,338	$12,542	$5,866	$300,000

Frederick W. Winter	$2,545	$18,508	$10,969	$5,246	$275,000

Interested Trustee:

Henry Gabbay[8]	$423	$3,700	$2,130	$1,186	None

[1]	For the number of BlackRock-advised funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-14.
[2]	Chair of the Performance Committee.
[3]	Co-Chair of the Board of Trustees.
[4]	Chair of the Governance Committee.
[5]	Chair of the Compliance Committee.
[6]	Vice-Chair of the Performance Committee.
[7]	Chair of the Audit Committee.
[8]

Mr. Gabbay began receiving compensation from each Fund/Master LLC for his service as a Trustee/Director effective January 1, 2009. Mr. Davis receives no compensation from any of the Funds/Master LLCs for his service as a Trustee/Director.

The Funds compensate the Chief Compliance Officer for his services as their Chief Compliance Officer. The Funds may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. For the fiscal year ended March 31, 2009, Mr. Kindelan received approximately $194 and $225 from the Government Fund and the Government LLC, respectively, approximately $2,897 and $3,790 from the Money Fund and the Money LLC, respectively, approximately $430 and $2,073 from the Tax-Exempt Fund and the Tax-Exempt LLC, respectively, and approximately $553 and $807 from the Treasury Fund and the Treasury LLC, respectively, for his services as the Chief Compliance Officer.

IV.	Management and Advisory Arrangements

Management Arrangements

Each Fund invests all of its assets in shares of its corresponding Master LLC. Accordingly, each Fund does not invest directly in portfolio securities and does not require management services. All portfolio management occurs at the Master LLC level.

Each Master LLC has entered into a separate management agreement with BlackRock Advisors, LLC as Manager (each, a “Management Agreement”). The Manager is responsible for the overall management of each Master LLC. For its services to each Master LLC, the Manager receives compensation according to the fee rates shown below. Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”) acted as each Master LLC’s manager, and was compensated according to the same fee rate schedule.

Portion of average daily value of net assets:	Rate

Not exceeding $500 million	0.250%

In excess of $500 million but not exceeding $1 billion	0.175%

In excess of $1 billion	0.125%

The tables below set forth information about the total management fees paid by each Master LLC to the Manager and to FAM, each Master LLC’s previous manager, for the past three fiscal years:

	Government LLC			Money LLC
Fiscal Year Ended March 31,	Paid to FAM	Paid to the Manager	Waived by the Manager[1]	Paid to FAM	Paid to the Manager	Waived by the Manager[1]

2009	N/A	$2,426,478	$363,814	N/A	$27,422,444	$0

2008	N/A	$2,194,232	$0	N/A	$25,264,811	$0

2007	$990,744[2]	$1,012,660[3]	$0[3]	$10,205,183[2]	$11,308,684[3]	$0[3]

	Tax-Exempt LLC			Treasury LLC
Fiscal Year Ended March 31,	Paid to FAM	Paid to the Manager	Waived by the Manager[1]	Paid to FAM	Paid to the Manager	Waived by the Manager[1]

2009	N/A	$15,816,385	$0	N/A	$6,788,437	$111,200

2008	N/A	$14,579,348	$0	N/A	$2,779,861	$0

2007	$6,275,361[2]	$6,550,521[3]	$0[3]	$919,954[2]	$933,505[3]	$0[3]

[1]

BlackRock and the Distributor have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s fees and direct expenses to ensure that the operating expenses as a percent of the Fund’s net assets for a Fund’s (i) Class 2 shares is 0.32% (with respect to Government Fund and Money Fund) or 0.35% (with respect to Tax-Exempt Fund and Treasury Fund), as applicable, higher than that of the corresponding Master LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the corresponding Master LLC’s initial feeder fund until August 1, 2010. This fee/expense waiver or reimbursement includes administration, distribution and/or service fees. In addition, BlackRock and the Distributor voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

[2]	For the period April 1, 2006 to September 29, 2006.
[3]	For the period September 29, 2006 to March 31, 2007.

Pursuant to each Management Agreement, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, Inc., to perform management services with respect to each Master LLC’s portfolio. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Effective September 29, 2006, the Manager has entered into separate sub-advisory agreements with respect to each Master LLC with BlackRock Institutional Management Corporation (“BIMC”) (on behalf of Government LLC, Money LLC and Treasury LLC) and BlackRock Investment Management, LLC (“BIM”) (on behalf of Tax-Exempt LLC). BIMC and BIM each is responsible for the day-to-day management of the portfolio of each Master LLC for which it acts as sub-adviser. For its services to each Master LLC, the Manager pays BIMC or BIM, as applicable, a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager by the Master LLC.

The table below sets forth information about the sub-advisory fees paid by the Manager to BIMC and BIM with respect to each applicable Master LLC:

	BIMC			BIM
Fiscal Year Ended March 31,	Government LLC	Money LLC	Treasury LLC	Tax-Exempt LLC

2009	$1,230,773	$16,187,407	$3,960,635	$9,334,394

2008	$1,570,071	$20,063,193	$2,117,521	$11,512,580

2007[1]	$600,351	$6,709,036	$553,302	$3,887,532

[1]	For the period September 29, 2006 to March 31, 2007.

Administration Arrangements

Administrative Services and Administrative Fee. Each Fund has entered into a separate administration agreement (each an “Administration Agreement”) with BlackRock as administrator (the “Administrator”). For its services to each Fund, the Administrator receives monthly compensation at an annual rate of 0.25% of the average daily net assets of each Fund. Prior to September 29, 2006, FAM, an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each Fund’s administrator and was compensated at the same fee rate as discussed above.

The tables below set forth information about the administration fees paid by each Fund to the Administrator and to FAM, each Fund’s previous administrator, for the past three fiscal years:

	Government Fund			Money Fund
Fiscal Year Ended March 31,	Paid to FAM	Paid to the Administrator	Waived by the Administrator[1]	Paid to FAM	Paid to the Administrator	Waived by the Administrator[1]

2009	N/A	$1,260,570	$364,298[2]	N/A	$19,409,647	$0

2008	N/A	$1,201,641	$0	N/A	$19,817,353	$0

2007	$556,047[3]	$570,560[4]	$0[4]	$9,183,720[3]	$9,798,128[4]	$0[4]

	Tax-Exempt Fund			Treasury Fund
Fiscal Year Ended March 31,	Paid to FAM	Paid to the Administrator	Waived by the Administrator	Paid to FAM	Paid to the Administrator	Waived by the Administrator[1]

2009	N/A	$2,874,856	$0	N/A	$3,274,378	$690,389[2]

2008	N/A	$2,392,231	$0	N/A	$1,588,533	$0

2007	$1,005,346[3]	$1,106,884[4]	$0[4]	$478,584[3]	$511,616[4]	$0[4]

[1]

BlackRock and the Distributor have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s fees and direct expenses to ensure that the operating expenses as a percent of the Fund’s net assets for a Fund’s (i) Class 2 shares is 0.32% (with respect to Government Fund and Money Fund) or 0.35% (with respect to Tax-Exempt Fund and Treasury Fund), as applicable, higher than that of the corresponding Master LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the corresponding Master LLC’s initial feeder fund until August 1, 2010. This fee/expense waiver or reimbursement includes administration, distribution and/or service fees. In addition, BlackRock and the Distributor voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

[2]	In addition to the administration fees waived, the Administrator reimbursed the Government Fund and the Treasury Fund $7,714 and $16,490 in operating expenses, respectively.
[3]	For the period April 1, 2006 to September 29, 2006.
[4]	For the period September 29, 2006 to March 31, 2007.

Fee Waiver/Expense Reimbursement

Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus. With respect to each WCMA Fund’s Class 2, Class 3 and Class 4 shares, the Manager and Distributor have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s fees and direct expenses to ensure that the operating expenses as a percent of the Fund’s net assets for a Fund’s (i) Class 2 shares is .32% (with respect to Government Fund and Money Fund) or .35% (with respect to the Tax-Exempt Fund and Treasury Fund), as applicable, higher than that of each corresponding Master LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the corresponding Master LLC’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service fees. These arrangements have a one-year term and are renewable.

Transfer Agency Services

The table below sets forth information about the total amounts paid by each Fund to Financial Data Services, Inc. (“FDS”), the transfer agent, an affiliate of the Manager until December 31, 2008, for the periods indicated.

Fiscal Year Ended March 31,	Government Fund	Money Fund	Tax-Exempt Fund	Treasury Fund

2009[1]	$16,538	$612,436	$57,108	$32,058

2008	$24,066	$856,857	$75,476	$28,527

2007	$22,457	$847,794	$66,041	$26,801

[1]	For the period April 1, 2008 to December 31, 2008 (when FDS ceased to be an affiliate of the Manager).

Accounting Services

The tables below set forth the amounts paid by each Master LLC to State Street Bank and Trust Company (“State Street”), the Manager and FAM, each Master LLC’s previous manager, for accounting services for the past three fiscal years.

	Government LLC			Money LLC
Fiscal Year Ended March 31,	Paid to State Street[1]	Paid to FAM	Paid to the Manager	Paid to State Street[1]	Paid to FAM	Paid to the Manager

2009	$232,832	N/A	$22,853	$1,452,162	N/A	$383,517

2008	$165,117	N/A	$19,232	$1,257,592	N/A	$345,127

2007	$195,256	$10,015[2]	$9,084[3]	$1,032,503	$178,427[2]	$158,916[3]

	Tax-Exempt LLC			Treasury LLC
Fiscal Year Ended March 31,	Paid to State Street[1]	Paid to FAM	Paid to the Manager	Paid to State Street[1]	Paid to FAM	Paid to the Manager

2009	$885,209	N/A	$205,886	$449,283	N/A	$82,243

2008	$743,696	N/A	$206,968	$199,142	N/A	$25,517

2007	$677,942	$102,429[2]	$87,732[3]	$192,285	$11,283[2]	$7,920[3]

[1]	For the providing services to each Master LLC and each feeder fund which invests in the Master LLC.
[2]	For the period April 1, 2006 to September 29, 2006.
[3]	For the period September 29, 2006 to March 31, 2007.

V.	Distribution Related Expenses

Prior to October 1, 2008, Merrill Lynch, Pierce, Fenner & Smith (“Merrill Lynch” or the “Previous Distributor”) acted as the Fund’s sole distributor. Effective October 1, 2008, BlackRock Investments, LLC (formerly known as BlackRock Investments, Inc.) (“BRIL” or the “Distributor”), an affiliate of the Manager, acts as the Fund’s sole Distributor.

Effective October 1, 2008, the Funds each adopted Distribution Plans (the “Plans”) in compliance with Rule 12b-1 under the Investment Company Act. Prior to October 1, 2008, Merrill Lynch served as the distributor to the Funds under similar plans and was compensated at the same rate.

The Trustees believe that each Fund’s expenditures under the Plan benefit that Fund and its shareholders by providing better shareholder services and by affecting positively the sale and distribution of Fund shares.

The following table reflects the fees paid pursuant to the applicable plan by the Funds to the Previous Distributor and BRIL for the fiscal year ended March 31, 2009.

Government Fund

Class Name	Paid to the Previous Distributor[1]	Waived by the Previous Distributor[1,2]	Paid to BRIL[3]	Waived by BRIL[2,3]

Class 1	$56,885	$548	$62,166	$56,463

Class 2	$277,010	$117,686	$271,768	$242,436

Class 3	$304,410	$249,361	$319,316	$312,623

Class 4	$457,643	$373,255	$436,745	$425,867

Money Fund

Class Name	Paid to the Previous Distributor[1]	Waived by the Previous Distributor[1,2]	Paid to BRIL[3]	Waived by BRIL[2,3]

Class 1	$2,945,888	$0	$2,815,250	$307,505

Class 2	$8,064,713	$3,212,461	$7,451,729	$2,890,555

Class 3	$6,008,154	$4,626,969	$5,332,601	$3,941,314

Class 4	$3,530,740	$2,724,271	$3,126,540	$2,314,995

Tax-Exempt Fund

Class Name	Paid to the Previous Distributor[1]	Waived by the Previous Distributor[1,2]	Paid to BRIL[3]	Waived by BRIL[2,3]

Class 1	$212,135	$1,266	$222,320	$111,877

Class 2	$646,058	$296,027	$626,820	$317,839

Class 3	$915,135	$891,707	$921,192	$801,708

Class 4	$689,180	$673,818	$801,003	$698,034

Treasury Fund

Class Name	Paid to the Previous Distributor[1]	Waived by the Previous Distributor[1,2]	Paid to BRIL[3]	Waived by BRIL[2,3]

Class 1	$87,421	$7,045	$123,439	$109,116

Class 2	$501,058	$166,894	$757,894	$617,202

Class 3	$701,573	$526,938	$1,250,756	$1,126,680

Class 4	$844,363	$631,801	$1,247,814	$1,135,119

[1]	For the period April 1, 2008 to September 30, 2008.

[2]

BlackRock and the Distributor have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s fees and direct expenses to ensure that the operating expenses as a percent of the Fund’s net assets for a Fund’s (i) Class 2 shares is 0.32% (with respect to Government Fund and Money Fund) or 0.35% (with respect to Tax-Exempt Fund and Treasury Fund), as applicable, higher than that of the corresponding Master LLC’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the corresponding Master LLC’s initial feeder fund until August 1, 2010. This fee/expense waiver or reimbursement includes administration, distribution and/or service fees. In addition, BlackRock and the Distributor voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Funds to maintain a minimum daily net investment income dividend. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice. The Previous Distributor was party to a similar agreement pursuant to which it agreed to waive fees and reimburse expenses.

[3]	For the period October 1, 2008 to March 31, 2009.

VI.	Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Master LLC’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. The yield on Government Fund shares and Treasury Fund shares may not, for various reasons, be comparable to the yield on shares of other money market funds or other investments.

	Seven-Day Period Ended March 31, 2009
	Class 1	Class 2	Class 3	Class 4

Government Fund	0.04%	0.04%	0.04%	0.04%

Money Fund	0.04%	0.05%	0.38%	0.38%

Tax-Exempt Fund	0.04%	0.04%	0.25%	0.25%

Treasury Fund	0.04%	0.04%	0.04%	0.04%

VII.	Computation of Offering Price Per Share

The offering price for a share of a Fund of any class is computed by dividing the value of the net assets of a Fund attributable to the share class by the number of shares of that share class outstanding. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in this Statement of Additional Information.

VIII.	Portfolio Transactions

See “Portfolio Transactions” in Part II of this Statement of Additional Information for further information.

The Commission has issued an exemptive order permitting the Government LLC, Money LLC and Tax-Exempt LLC to conduct principal transactions with Merrill Lynch Government Securities, Inc. (“GSI”) in U.S. Government securities, and with Merrill Lynch Money Markets Inc. (“MMI”) in short term bank money instruments. Effective December 31, 2008, GSI and MMI ceased being affiliates of the Master LLCs, and therefore the Master LLCs no longer rely on such exemptive order.

The Commission has issued an exemptive order permitting the Tax-Exempt LLC to conduct principal transactions with Merrill Lynch in short-term tax-exempt securities. Effective December 31, 2008, Merrill Lynch ceased being an affiliate of the Master LLC, and therefore, the Master LLC no longer relies on such exemptive order.

The number and dollar value of principal transactions engaged in by the Master LLCs pursuant to these exemptive orders are set forth in the following table:

	Government LLC		Money LLC
Fiscal Year Ended March 31,	Number of Transactions	Aggregate Amount (millions)	Number of Transactions	Aggregate Amount (millions)

2009	43	$2,530.9	21	$2,078.3

2008	57	$2,852.6	36	$2,637.6

2007	62	$2,610.4	19	$2,309.9

	Tax-Exempt LLC		Treasury LLC
Fiscal Year Ended March 31,	Number of Transactions	Aggregate Amount (millions)	Number of Transactions	Aggregate Amount (millions)

2009	11	$239.2	2	$63.2

2008	7	$150.0	2	$12.9

2007	9	$299.4	5	$96.4

The table below reflects the dollar amount of security lending agent fees that were paid by the Money LLC to the lending agent for the past three fiscal years. No other Master LLC engaged in securities lending during that period.

Fiscal Year Ended March 31,	Money LLC

2009	$0

2008	$4,962

2007	$19,247

The information about a Master LLC's aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended March 31, 2009 is set forth below for Money LLC:

Money LLC

Regular Broker-Dealer	Debt(D)/Equity(E)	Aggregate Holdings (000's)

UBS AG, Stamford	D	$530,000

UBS Finance (Delaware), LLC	D	$506,577

JPMorgan Chase & Co.	D	$224,991

IX.	General Information

To the knowledge of each Fund, the following individuals or entities owned beneficially or of record 5% or more of the Fund’s shares as of July 10, 2009.

Government Fund

Name	Address	Percentage	Class

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100.00%	of Class 1

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.75%	of Class 2

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100.00%	of Class 3

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	92.59%	of Class 4

Money Fund

Name	Address	Percentage	Class

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.44%	of Class 1

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.87%	of Class 2

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.57%	of Class 3

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.64%	of Class 4

Tax-Exempt Fund

Name	Address	Percentage	Class

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	98.15%	of Class 1

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.43%	of Class 2

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.11%	of Class 3

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	98.53%	of Class 4

Treasury Fund

Name	Address	Percentage	Class

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.95%	of Class 1

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.26%	of Class 2

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	97.96%	of Class 3

**MERRILL LYNCH PIERCE FENNER & SMITH	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	99.03%	of Class 4

**	Record holders that do not beneficially hold the shares.

Description of Shares

The Declaration of Trust of each Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Each Fund is divided into four classes, designated Class 1, Class 2, Class 3 and Class 4. Each Class 1, Class 2, Class 3 and Class 4 share represents interests in the same assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears certain expenses related to the shareholder servicing and distribution of such shares and has exclusive voting rights with respect to matters relating to such shareholder servicing and distribution expenditures. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein and in the Prospectus of the Funds. Shares of each Fund are fully paid and non-assessable by each Fund.

X.	Financial Statements

Each Fund’s and each Master LLC’s audited financial statements, along with their respective independent registered public accounting firm’s report, are incorporated in this Statement of Additional Information by reference to that Fund’s 2009 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-221-7210 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

PART II

Part II of this statement of additional information contains information about the following funds: CMA® Arizona Municipal Money Fund (“CMA Arizona”), CMA® California Municipal Money Fund (“CMA California”), CMA Connecticut Municipal Money Fund (“CMA Connecticut”), CMA® Florida Municipal Money Fund (“CMA Florida”), CMA® Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA® Michigan Municipal Money Fund (“CMA Michigan”), CMA® New Jersey Municipal Money Fund (“CMA New Jersey”), CMA® New York Municipal Money Fund (“CMA New York”), CMA® North Carolina Municipal Money Fund (“CMA North Carolina”), CMA® Ohio Municipal Money Fund (“CMA Ohio”) and CMA® Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA® Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA® Government Securities Fund (“CMA Government Securities”); CMA® Money Fund (“CMA Money”); CMA® Tax-Exempt Fund (“CMA Tax-Exempt”); CMA® Treasury Fund (“CMA Treasury”); WCMA® Government Securities Fund (“WCMA Government Securities”); WCMA® Money Fund (“WCMA Money”); WCMA® Tax-Exempt Fund (“WCMA Tax-Exempt”); WCMA® Treasury Fund (“WCMA Treasury”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); and Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.” The Securities and Exchange Commission is referred to herein as the “Commission.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as all of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	CMA Arizona	CMA California	CMA Connecticut	CMA Florida	CMA Massachusetts	CMA Michigan	CMA New Jersey	CMA New York	CMA North Carolina	CMA Ohio	CMA Pennsylvania	CMA Government Securities

Bank Money Instruments

Commercial Paper and Other Short Term Obligations	X	X	X	X	X	X	X	X	X	X	X

Foreign Bank Money Instruments

Foreign Short Term Debt Instruments

Forward Commitments												X

Investment in Other Investment Companies				X

Municipal Investments	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities – Derivative Products	X	X	X	X	X	X	X	X	X	X	X

Municipal Notes	X	X	X	X	X	X	X	X	X	X	X

Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X	X

Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities – Short Term Maturity Standards	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities—Quality Standards	X	X	X	X	X	X	X	X	X	X	X

Municipal Securities—Other Factors	X	X	X	X	X	X	X	X	X	X	X

Single State Risk	X	X	X	X	X	X	X	X	X	X	X

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X	X	X	X	X	X	X	X

Purchase of Securities with Fixed Price “Puts”

Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X	X	X	X	X

Reverse Repurchase Agreements

Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X	X

Securities Lending

Taxable Money Market Securities	X	X	X	X	X	X	X	X	X	X	X	X

When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X	X	X

	CMA Money	CMA Tax- Exempt	CMA Treasury	WCMA Government Securities	WCMA Money	WCMA Tax- Exempt	WCMA Treasury	Ready Assets Prime	Retirement Reserves	U.S.A. Government Money	U.S. Treasury Money

Bank Money Instruments	X				X			X	X

Commercial Paper and Other Short Term Obligations	X				X			X	X

Foreign Bank Money Instruments	X				X			X	X

Foreign Short Term Debt Instruments	X				X			X	X

Forward Commitments	X		X	X	X		X	X	X	X	X

Investment in Other Investment Companies								X	X	X	X

Municipal Investments		X				X

Municipal Securities		X				X

Municipal Securities – Derivative Products		X				X

Municipal Notes		X				X

Municipal Commercial Paper		X				X

Municipal Lease Obligations		X				X

Municipal Securities – Short Term Maturity Standards		X				X

Municipal Securities—Quality Standards		X				X

Municipal Securities—Other Factors		X				X

Single State Risk

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X			X	X

Purchase of Securities with Fixed Price “Puts”		X				X

Repurchase Agreements and Purchase and Sale Contracts	X			X	X			X	X	X

Reverse Repurchase Agreements	X				X			X	X

Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X

Securities Lending	X				X			X	X	X

Taxable Money Market Securities

When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X			X	X

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”

Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Investment in Other Investment Companies. Certain Funds may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Certain Funds, pursuant to the Investment Company Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, certain Funds may rely on an exemptive order received from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes - Taxes.”

Municipal Securities - Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated

maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VDROs and Participating VDROs” below.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —”Description of Debt Ratings.”

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two NRSROs, or, if unrated, determined to be of comparable quality by the Fund’s Manager. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds) limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities—as defined in the Rule—that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities. The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

Securities Lending. Certain Funds may lend portfolio securities with a value not exceeding 33 1/3% of the Fund’s total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund lending portfolio securities retains the right to vote or consent on proxy proposals involving material events affecting the securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss if there are losses on investments made with the cash collateral or if the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the CMA State Funds has elected to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership” and “—”Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of Merrill Lynch, acts as each Fund’s Transfer Agent pursuant to a Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Prime, U.S.A. Government Money and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves pays a fee of $6.50 per account with less than $1 million in assets and $6.00 per account for each account with greater than $1 million in assets thereafter. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will generally be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of a Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system provided the recordkeeping system is maintained by a subsidiary of Merrill Lynch. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised solely of non-interested Trustees, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each

Fund and each Fund reimburses the Manager or the Administrator for these services. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Disclosure of Portfolio Holdings

The Boards of Trustees of the Funds and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of BlackRock.

Except as otherwise provided in the Guidelines, Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless: (i) the Fund has a legitimate business purpose for doing so; and (ii) such information has been publicly disclosed via a filing with the Commission, through a press release or placement on a publicly-available internet website or otherwise is available to investors or others (e.g., available upon request). Confidential Information may also be disclosed to the Fund’s Trustees and their counsel, outside counsel for a Fund and a Fund’s auditors, and may be disclosed to a Fund’s service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, BlackRock’s General Counsel or BlackRock’s Chief Compliance Officer, and, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement. Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of a Fund’s Confidential Information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with BlackRock, (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to third-party service providers of legal, auditing, custody, proxy voting and other services to the Fund; (iv) disclosure to a potential client’s financial advisor or consultant; or (v) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis upon posting to the Fund’s website. For money market funds, this will typically be on or about the tenth calendar day after the end of each month.

3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include fund name, CUSIP, ticker symbol, total shares and market value for equity funds and fund name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income funds. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.

1.	Generally, month-end portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.[1]

2.	Quarter-end portfolio holdings may be made available to third party data providers, if there is a legitimate marketing and/or investment reason to do so (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.[1]

3.	For money market funds, weekly portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.

4.	For money market funds, weekly portfolio holdings and characteristics are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. Senior officers of the Manager may authorize disclosure of the Fund’s portfolio securities for legitimate business purposes.

Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third party databases. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. A Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.	Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.	Fund’s Transfer Agent

3.	Fund’s Custodian

4.	Fund’s Administrator, if applicable.

5.	Fund’s independent registered public accounting firm.

6.	Fund’s accounting services provider

7.	Independent rating agencies – Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.	Information aggregators – Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN, Investment Solutions, Crane Data, and Imoney.Net

9.	Sponsors of 401(k) plans that include BlackRock-advised funds – E.I. Dupont de Nemours and Company, Inc.

10.	Consultants for pension plans that invest in BlackRock-advised funds – Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.	Pricing Vendors – Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet, Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association.

12.	Portfolio Compliance Consultants – Oracle/i-Flex Solutions, Inc.

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics – all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit – the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities - including securities held by the Fund – about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), through its subsidiary Merrill Lynch, and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate- or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more

Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, the Distributor and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

A Fund’s custody arrangements could give rise to a potential conflict of interest with the Manager where the Manager has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap a Fund’s expenses. This is because a Fund’s custody arrangements may provide for a reduction in custody fees as a result, for example, of a Fund’s leaving cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements the Manager would be required to make to the Fund. This could be viewed as having the potential to provide the Manager with an incentive to keep high positive cash balances for Funds with expense caps in order to offset custody fees that the Manager might otherwise reimburse. However, the Manager’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to Fund performance.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor. The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans

Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the CMA Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the CMA Tax-Exempt or CMA State Funds as their primary Money Account.

You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co., FSB (the “Merrill Lynch Bank Deposit Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the CMA State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases

(CMA Tax-Exempt and CMA State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the CMA Tax-Exempt Funds.

Manual Purchases (All CMA Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your Financial Advisor at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.

Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Participants in the WCMA service are able to manually invest funds in certain designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.

However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Service Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account — WCMA Multiple Class Structure” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — WCMA Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.

Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the WCMA Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the WCMA Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The WCMA Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the WCMA Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than Retirement Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the WCMA Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the WCMA Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a WCMA Fund will not make further payments of the distribution fee with respect to its shares; however, a WCMA Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Plans, each Fund may pay the Distributor and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. From time to time the Distributor and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

The Plans permit the Distributor, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of the Distributor, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation, Tower Square Securities Inc. and Banc of America Investment Services, Inc. The level of payments made to these Service Organizations in any year will vary.

In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your financial advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

CMA Funds - Redemption of Shares by CMA Service Subscribers

CMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the CMA Funds and the WCMA Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

WCMA Funds - Redemption of Shares by WCMA Service Subscribers

WCMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement Program Description Booklet.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds - Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a CMA Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a CMA Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain CMA Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and Retirement Reserves

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this Statement of Additional Information, or from the Distributor.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 1-800-221-7210. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-221-7210.

Automatic Investment Plans

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your financial professional.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your financial professional.

Systematic Withdrawal Plans

If you maintain an account with the Transfer Agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.

Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund; however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.

Should that deviation exceed  1/2 of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the CMA Funds and the WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2 unless one of the exceptions listed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting certain ESAs are scheduled to expire after December 31, 2010. Unless such provisions are extended, the tax treatment of such ESAs and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, distributions from a CMA Tax-Exempt Fund or from WCMA Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular Federal income tax. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2011. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by CMA Tax-Exempt Funds and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or a CMA Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders. Unless extended by Congress, this provision regarding interest-related dividends and short term capital gain dividends generally would apply to distributions with respect to only taxable years of a Fund beginning before January 1, 2010.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

CMA Tax-Exempt Funds, WCMA Tax-Exempt and Their Shareholders

The CMA Tax-Exempt Funds and WCMA Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax Exempt, will not be deductible by a shareholder for

Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the CMA Tax-Exempt Funds and WCMA Tax Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax Exempt and each CMA Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax Exempt or a CMA Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

CMA State Funds – State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the CMA State Fund invests, please see “State Fund Tax Summaries” in Part I of the CMA State Funds’ Statement of Additional Information.

The Appendices to the CMA State Funds’ Statement of Additional Information contain a general and abbreviated summary of the state tax laws relevant to each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of investment in such CMA State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year.

Master – Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for U.S. Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the WCMA Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the WCMA Funds. Shares issued are fully-paid and non-assessable by each Fund.

A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1. Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F-1 or F-1+ to indicate issues regarded as having the strongest capacity for timely payment. The rating F-2 indicates a satisfactory capacity for timely payment. The rating F-3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

A-1

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance determined by established cash flow for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

A-2

APPENDIX B

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. 2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

[1]	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
[2]	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

Proxy Voting Policies

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.	Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

WCMA TREASURY FUND

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number		Description

1		—Declaration of Trust of the Registrant dated August 30, 2002.(a)

2		—Amended and Restated By-Laws of the Registrant dated December 3, 2008.(k)

3		—Portions of the Declaration of Trust and By-laws of the Registrant defining the rights of holders of shares of the Registrant.(b)

4		—None.

5		—Form of Distribution Agreement between the Registrant and BlackRock Investments, LLC (formerly known as BlackRock Investments, Inc.) (“BRIL”).(c)

6		—None.

7		—Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(d)

8	(a)	—Form of Administration Agreement between the Registrant and BlackRock Advisors, LLC.(e)

	(b)	—Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(j)

	(c)	—Form of Amendment No. 1 to Amended and Restated Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated as of October 1, 2008.(l)

	(d)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(f)

	(e)	—Form of Fee Waiver/Expense Reimbursement Agreement for the Registrant’s Class 2, Class 3 and Class 4 shares.(*)

9		—Opinion of Sidley Austin Brown & Wood LLP, counsel to the Registrant.(g)

10		—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.*

11		—None.

12		—Certificate of Fund Asset Management, L.P.(g)

13	(a)	—Unified Class 1 Shares Distribution Plan of the Registrant.(k)

	(b)	—Unified Class 2 Shares Distribution Plan of the Registrant.(k)

	(c)	—Unified Class 3 Shares Distribution Plan of the Registrant.(k)

	(d)	—Unified Class 4 Shares Distribution Plan of the Registrant.(k)

14		—Rule 18f-3 Plan.(g)

15	(a)	—Code of Ethics of the Registrant.(h)

	(b)	—Code of Ethics of BRIL.(h)

	(c)	—Code of Ethics of BlackRock Advisors, LLC.(h)

16		—Power of Attorney.(i)

*	Filed herewith.
(a)	Filed on September 10, 2002 as an Exhibit to the Registration Statement on Form N-1A (File No. 333-99389) under the Securities Act of 1933 (the “Registration Statement”).

(b)	Reference is made to Article I, Article II, Section 2.3 and Articles III, IV, V, VI, VII, VIII, IX and X and Appendices A and B of the Registrant’s Declaration of Trust, filed as Exhibit 1 to the Registration Statement; and to Articles I, V and VII of the Registrant’s By-laws, incorporated by reference to Exhibit 2 to the Registration Statement.
(c)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311), filed on July 29, 2009.
(d)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(e)	Filed on July 27, 2007 as Exhibit 8(a) to Post-Effective Amendment No. 5 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly known as Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.
(g)	Filed on March 20, 2003 as an Exhibit to the Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement.
(h)	Incorporated by reference to Exhibit 15(a), 15(b) and 15(c) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (formerly known as Merrill Lynch Ready Assets Trust) (File No. 2-52711), filed on April 29, 2009.
(i)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Retirement Reserves Fund of Retirement Series Trust (formerly known as Merrill Lynch Retirement Reserves Fund of Merrill Lynch Retirement Series Trust) (File No. 2-74584), filed on February 27, 2009.
(j)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of BlackRock Bond Fund, Inc. (formerly known as Merrill Lynch Bond Fund, Inc.) (File No. 2-62329), filed on January 14, 2005.
(k)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of WCMA Money Fund (File No. 333-99387), filed on July 29, 2009.
(l)	Incorporated by reference as an Exhibit to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Ready Assets U.S.A. Government Money Fund (formerly known as Merrill Lynch U.S.A. Government Reserves) (File No. 2-78702), filed on December 29, 2008.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

As of July 8, 2009, the Treasury Fund owned 34.35% and the CMA Treasury Fund owned 65.65% of the Master Treasury LLC, and are controlling persons thereof. The Master Treasury LLC is organized as a limited liability company under the laws of the State of Delaware.

Item 25.    Indemnification.

Reference is made to Section 4.3 of the Registrant’s Declaration of Trust, Section 8 of the Registrant’s Administration Agreement and Section 8 of the Registrant’s Unified Distribution Agreement.

Section 4.3 of the Registrant’s Declaration of Trust provides as follows:

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust, to the fullest extent permitted by law (including the Investment Company Act of 1940, as amended (the “Investment Company Act”), as currently in effect or as hereafter amended, against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office;

(ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust; or

(iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

(A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(B) by written opinion of legal counsel chosen by the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 4.3(b) (iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

Section 9.3(b) of the Registrant’s Declaration of Trust provides as follows:

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability or limit the rights to indemnification provided in Section 4.3 of the present or former Shareholders, Trustees or officers of the Trust.

Article IV Section 2(d) of the Registrant’s By-laws provides as follows: The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

In Section 8 of the Administration Agreement, the Registrant agrees to indemnify the Administrator for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management and administration of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In Section 8 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Manager.

(a) BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 26 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Institutional Management Corporation (“BIMC”) is an indirect wholly-owned subsidiary of BlackRock, Inc. BIMC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

Item 27.    Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”), formerly known as BlackRock Investments, Inc., acts as the principal underwriter for each of the following open-end investment companies, including the Registrant:

BlackRock Balanced Capital Fund, Inc.	BlackRock Short-Term Bond Series, Inc.
BlackRock Basic Value Fund, Inc.	BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Bond Allocation Target Shares	BlackRock Value Opportunities Fund, Inc.
BlackRock Bond Fund, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock California Municipal Series Trust	BlackRock World Income Fund, Inc.
BlackRock Equity Dividend Fund	CMA Government Securities Fund
BlackRock EuroFund	CMA Money Fund
BlackRock Financial Institutions Series Trust	CMA Multi-State Municipal Series Trust
BlackRock Focus Growth Fund, Inc.	CMA Tax-Exempt Fund
BlackRock Focus Value Fund, Inc	CMA Treasury Fund
BlackRock Fundamental Growth Fund, Inc.	FDP Series, Inc.
BlackRock Funds	Funds For Institutions Series
BlackRock Funds II	Global Financial Services Master LLC
BlackRock Global Allocation Fund, Inc.	Managed Account Series
BlackRock Global Dynamic Equity Fund	Master Basic Value LLC
BlackRock Global Emerging Markets Fund, Inc.	Master Bond LLC
BlackRock Global Financial Services Fund, Inc.	Master Focus Growth LLC
BlackRock Global Growth Fund, Inc.	Master Government Securities LLC
BlackRock Global SmallCap Fund, Inc.	Master Institutional Money Market LLC
BlackRock Healthcare Fund, Inc.	Master Large Cap Series LLC
BlackRock Index Funds, Inc.	Master Money LLC
BlackRock International Value Trust	Master Tax-Exempt LLC
BlackRock Large Cap Series Funds, Inc.	Master Treasury LLC
BlackRock Latin America Fund, Inc.	Master Value Opportunities LLC
BlackRock Liquidity Funds	Quantitative Master Series LLC
BlackRock Master LLC	Ready Assets Prime Money Fund
BlackRock Mid Cap Value Opportunities Series, Inc.	Ready Assets U.S.A. Government Money Fund
BlackRock Multi-State Municipal Series Trust	Ready Assets U.S. Treasury Money Fund
BlackRock Municipal Bond Fund, Inc.	Retirement Series Trust
BlackRock Municipal Series Trust	Short-Term Master LLC
BlackRock Natural Resources Trust	WCMA Government Securities Fund
BlackRock Pacific Fund, Inc.	WCMA Money Fund
BlackRock Principal Protected Trust	WCMA Tax-Exempt Fund
BlackRock Series Fund, Inc.	WCMA Treasury Fund
BlackRock Series, Inc.

BRIL also acts as the principal underwriter for each of the following closed-end registered investment companies:

BlackRock Fixed Income Value Opportunities	BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Senior Floating Rate Fund, Inc.	Master Senior Floating Rate LLC

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Director	None
Barbara Novick	Chief Executive Officer	None
John Moran	President and Managing Director	None
Anne Ackerley	Managing Director	Vice President
Donald Burke	Managing Director	President, Chief Executive Officer
Robert Connolly	General Counsel, Secretary and Managing Director	None
Paul Greenberg	Treasurer, Chief Financial Officer and Managing Director	None
Francis Porcelli	Managing Director	None
Steven Hurwitz	Chief Compliance Officer, Assistant Secretary and Director	None
John Blevins	Assistant Secretary and Managing Director	None
Robert Kapito	Director	None
Daniel Waltcher	Director	None

(c) Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor).

(c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

(d) BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as sub-adviser).

(e) State Street Bank & Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 (record relating to its function as custodian).

(f) Financial Data Services, Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484 (records relating to its functions as transfer agent).

(g) State Street Bank & Trust Company, 600 College Road East, Princeton, New Jersey 08540 (records relating to its function as accounting services provider).

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Funds—BlackRock Advisors, LLC” in the Prospectus constituting Part A of the Registration Statement and under Part I “Management and Advisory Arrangements” and Part II “Management and Other Service Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on July 29, 2009.

WCMA® TREASURY FUND (Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DONALD C. BURKE (Donald C. Burke)	President and Chief Executive Officer (Principal Executive Officer)	July 29, 2009

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2009

DAVID O. BEIM* (David O. Beim)	Trustee

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

DR. MATINA HORNER* (Dr. Matina Horner)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JOSEPH P. PLATT, JR.* (Joseph P. Platt, Jr.)	Trustee

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Trustee

Signature	Title	Date

TOBY ROSENBLATT* (Toby Rosenblatt)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

FREDERICK W. WINTER* (Frederick W. Winter)	Trustee

RICHARD S. DAVIS* (Richard S. Davis)	Trustee

HENRY GABBAY* (Henry Gabbay)	Trustee

*By:	/S/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)	July 29, 2009

Master Treasury LLC has duly caused this Registration Statement of WCMA® Treasury Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 29th day of July, 2009.

MASTER TREASURY LLC (Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DONALD C. BURKE (Donald C. Burke)	President and Chief Executive Officer (Principal Executive Officer)	July 29, 2009

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 29, 2009

DAVID O. BEIM* (David O. Beim)	Director

RONALD W. FORBES* (Ronald W. Forbes)	Director

DR. MATINA HORNER* (Dr. Matina Horner)	Director

RODNEY D. JOHNSON* (Rodney D. Johnson)	Director

HERBERT I. LONDON* (Herbert I. London)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

JOSEPH P. PLATT, JR.* (Joseph P. Platt, Jr.)	Director

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Director

TOBY ROSENBLATT* (Toby Rosenblatt)	Director

KENNETH L. URISH* (Kenneth L. Urish)	Director

Signature	Title	Date

FREDERICK W. WINTER* (Frederick W. Winter)	Director

RICHARD S. DAVIS* (Richard S. Davis)	Director

HENRY GABBAY* (Henry Gabbay)	Director

*By:	/S/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)	July 29, 2009

EXHIBIT INDEX

Exhibit Number		Description

8	(e)	—Form of Fee Waiver/Expense Reimbursement Agreement for the Registrant’s Class 2, Class 3 and Class 4 shares.

10		—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.